Exhibit 10.2 Execution Version U.S. $1,000,000,000 364-DAY REVOLVING CREDIT AGREEMENT Dated as of March 21, 2025 Among DOLLAR TREE, INC. as Borrower and THE INITIAL LENDERS NAMED HEREIN as Initial Lenders and JPMORGAN CHASE BANK, N.A. as Agent BOFA SECURITIES, INC. as Syndication Agent JPMORGAN CHASE BANK, N.A., BOFA SECURITIES, INC., WELLS FARGO SECURITIES, LLC, FIFTH THIRD BANK, NATIONAL ASSOCIATION, RBC CAPITAL MARKETS0F 1 and U.S. BANK NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Bookrunners PNC CAPITAL MARKETS LLC, REGIONS BANK and TRUIST SECURITIES, INC., as Joint Lead Arrangers CITIZENS BANK, N.A., TD BANK, N.A. and THE HUNTINGTON NATIONAL BANK, as Co-Documentation Agents 1 RBC Capital Markets is a marketing name for the investment banking activities of Royal Bank of Canada and its affiliates.

-i- TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS SECTION 1.01. Certain Defined Terms ............................................................................................................... 1 SECTION 1.02. Computation of Time Periods .................................................................................................. 23 SECTION 1.03. Accounting Terms .................................................................................................................... 23 SECTION 1.04. Terms Generally ...................................................................................................................... 23 SECTION 1.05. Divisions .................................................................................................................................. 23 ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES SECTION 2.01. The Advances .......................................................................................................................... 24 SECTION 2.02. Making the Advances .............................................................................................................. 24 SECTION 2.03. [Reserved]. ............................................................................................................................... 25 SECTION 2.04. Fees. ......................................................................................................................................... 25 SECTION 2.05. Termination or Reduction of the Commitments. ..................................................................... 26 SECTION 2.06. Repayment of Advances .......................................................................................................... 26 SECTION 2.07. Interest on Advances. ............................................................................................................... 26 SECTION 2.08. Interest Rate Determination. .................................................................................................... 27 SECTION 2.09. Optional Conversion of Advances ........................................................................................... 28 SECTION 2.10. Prepayments of Advances. ....................................................................................................... 28 SECTION 2.11. Increased Costs ........................................................................................................................ 29 SECTION 2.12. Illegality ................................................................................................................................... 30 SECTION 2.13. Payments and Computations. ................................................................................................... 30 SECTION 2.14. Taxes. ....................................................................................................................................... 31 SECTION 2.15. Sharing of Payments, Etc ......................................................................................................... 34 SECTION 2.16. Evidence of Debt. .................................................................................................................... 35 SECTION 2.17. Use of Proceeds ....................................................................................................................... 35 SECTION 2.18. Mitigation Obligations; Replacement of Lenders .................................................................... 35 SECTION 2.19. [Reserved]. ............................................................................................................................... 36 SECTION 2.20. Defaulting Lenders................................................................................................................... 36 ARTICLE III CONDITIONS TO EFFECTIVENESS AND LENDING SECTION 3.01. Conditions Precedent to Effectiveness ..................................................................................... 37 SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance ........................................................... 39 SECTION 3.03. Determinations Under Section 3.01. ........................................................................................ 39 SECTION 3.04. Conditions Precedent to the Term Loan Election .................................................................... 39 ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01. Representations and Warranties of the Borrower .................................................................... 40

Page -ii- ARTICLE V COVENANTS OF THE BORROWER SECTION 5.01. Affirmative Covenants ............................................................................................................. 42 SECTION 5.02. Negative Covenants ................................................................................................................. 44 SECTION 5.03. Financial Covenants ................................................................................................................. 46 ARTICLE VI EVENTS OF DEFAULT SECTION 6.01. Events of Default ..................................................................................................................... 47 ARTICLE VII THE AGENT SECTION 7.01. Appointment and Authority ..................................................................................................... 49 SECTION 7.02. Rights as a Lender .................................................................................................................... 49 SECTION 7.03. Exculpatory Provisions ............................................................................................................ 49 SECTION 7.04. Reliance by Agent .................................................................................................................... 50 SECTION 7.05. Delegation of Duties ................................................................................................................ 51 SECTION 7.06. Resignation of Agent ............................................................................................................... 51 SECTION 7.07. Non-Reliance on Agent and Other Lenders ............................................................................. 51 SECTION 7.08. No Other Duties, Etc. ............................................................................................................... 52 SECTION 7.09. Notice of Default ..................................................................................................................... 52 SECTION 7.10. Withholding Tax ...................................................................................................................... 52 SECTION 7.11. Certain ERISA Matters ............................................................................................................ 52 SECTION 7.12. Amounts Paid in Error. ............................................................................................................ 53 SECTION 7.13. Borrower Communications. ..................................................................................................... 54 ARTICLE VIII MISCELLANEOUS SECTION 8.01. Amendments, Etc. .................................................................................................................... 55 SECTION 8.02. Notices, Etc. ............................................................................................................................. 55 SECTION 8.03. No Waiver; Remedies .............................................................................................................. 57 SECTION 8.04. Costs and Expenses .................................................................................................................. 57 SECTION 8.05. Right of Setoff ......................................................................................................................... 59 SECTION 8.06. Binding Effect .......................................................................................................................... 59 SECTION 8.07. Assignments and Participations ............................................................................................... 59 SECTION 8.08. Confidentiality ......................................................................................................................... 62 SECTION 8.09. Governing Law ........................................................................................................................ 63 SECTION 8.10. Execution in Counterparts ........................................................................................................ 63 SECTION 8.11. Jurisdiction, Etc. ...................................................................................................................... 63 SECTION 8.12. [Reserved] ................................................................................................................................ 64 SECTION 8.13. Patriot Act Notice .................................................................................................................... 64 SECTION 8.14. Other Relationships; No Fiduciary Relationships .................................................................... 64 SECTION 8.15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions ............................... 64 SECTION 8.16. Waiver of Jury Trial ................................................................................................................. 65 SECTION 8.17. Acknowledgement Regarding Any Supported QFCs .............................................................. 66

Page -iii- Schedules Schedule I - Commitments Schedule 2.01(c) - [Reserved] Schedule 4.01(e) - Financial Statements Schedule 4.01(f) - Disclosed Litigation Schedule 5.02(a) - Existing Liens Schedule 5.02(d) - Existing Subsidiary Debt Exhibits Exhibit A - Form of Revolving Credit Note Exhibit B - [Reserved] Exhibit C - Form of Assignment and Assumption Exhibit D-1 - Form of U.S. Tax Compliance Certificate (For Foreign Lenders that are not Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-2 - Form of U.S. Tax Compliance Certificate (For Foreign Participants that are not Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-3 - Form of U.S. Tax Compliance Certificate (For Foreign Participants that are Partnerships For U.S. Federal Income Tax Purposes) Exhibit D-4 - Form of U.S. Tax Compliance Certificate (For Foreign Lenders that are Partnerships For U.S. Federal Income Tax Purposes)

364-DAY REVOLVING CREDIT AGREEMENT, dated as of March 21, 2025 (this “Agreement”), among DOLLAR TREE, INC., a Virginia corporation (the “Borrower”), the banks, financial institutions and other institutional lenders (the “Initial Lenders”) listed on Schedule I hereto, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as agent (the “Agent”) for the Lenders (as hereinafter defined). PRELIMINARY STATEMENT The Borrower has requested the Lenders to extend credit to the Borrower from time to time on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Acquisition” means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person (other than a Person that is a Subsidiary), or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary). “Adjusted Daily Simple SOFR” means an interest rate per annum equal to (a) the Daily Simple SOFR, plus (b) 0.10%; provided that if the Adjusted Daily Simple SOFR rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Adjusted Term SOFR Rate” means, for any Interest Period, an interest rate per annum equal to (a) the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Agent to the Borrower or any Lender, as the context requires. “Advance” means a Revolving Credit Advance. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Agent’s Account” means the account of the Agent maintained by the Agent at JPMorgan at its offices as described in the Administrative Questionnaire provided by the Agent to the Borrower from time to time or such other account of the Agent as is designated in writing from time to time by the Agent to the Borrower and the Lenders for such purpose. “Agreement” has the meaning specified in the preamble hereto. “AML Laws” means all laws, rules, and regulations of the United States applicable to the Borrower or the Borrower’s Subsidiaries from time to time concerning or relating to anti-money laundering. “Anti-Corruption Laws” means the Foreign Corrupt Practices Act of 1977 and any similar laws, rules, and regulations applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

-2- “Applicable Commitment Fee” means, a percentage per annum determined by reference to the more favorable to the Borrower of the (x) Public Debt Rating and (y) Leverage Ratio, each in effect on such date, as set forth below and subject to the Pricing Level Adjustments: Pricing Level Public Debt Rating Leverage Ratio Commitment Fee I ≥ A3 / A- ≤ 1.5x 0.060% II Baa1 / BBB+ ≤ 2.0x 0.075% III Baa2 / BBB ≤ 2.5x 0.090% IV Baa3 / BBB- ≤ 3.0x 0.125% V Lower > 3.0x 0.150% “Applicable Lending Office” means, with respect to each Lender, such Lender’s Domestic Lending Office in the case of a Base Rate Advance and such Lender’s Adjusted Term SOFR Rate Lending Office in the case of an Adjusted Term SOFR Rate Advance. “Applicable Margin” means (i) from the Effective Date to the date that is three (3) Business Days after the date on which the Agent receives a compliance certificate pursuant to Section 5.01(h) for the first full fiscal quarter ending after the Effective Date, (x) 0.125% per annum, with respect to Base Rate Advances and (y) 1.125% per annum with respect to Adjusted Term SOFR Rate Advances and (ii) thereafter, a percentage per annum determined by reference to the more favorable to the Borrower of the (x) Public Debt Rating and (y) Leverage Ratio, each in effect on such date, as set forth below and subject to the Pricing Level Adjustment: Pricing Level Public Debt Rating Leverage Ratio Base Rate Loans Term Benchmark Loans I ≥ A- / A3 ≤ 1.5 to 1.0 0.000% 0.875% II BBB+ / Baa1 ≤ 2.0 to 1.0 0.000% 1.000% III BBB / Baa2 ≤ 2.5 to 1.0 0.125% 1.125% IV BBB- / Baa3 ≤ 3.0 to 1.0 0.250% 1.250% V ≤ BB+ / Ba1 > 3.0 to 1.0 0.500% 1.500% “Appropriate Lender” means, at any time, with respect to the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Revolving Credit Advance, respectively, at such time. “Approved Borrower Portal” has the meaning specified in Section 7.13(a). “Approved Fund” means any Fund that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arrangers” means (i) JPMorgan Chase Bank, N.A., BofA Securities, Inc., Wells Fargo Securities, LLC, Fifth Third Bank, National Association, RBC Capital Markets and U.S. Bank National Association, each in its capacity as joint bookrunner and joint lead arranger hereunder and (ii) PNC Capital Markets LLC, Regions Bank and Truist Securities, Inc., each in its capacity as joint lead arranger hereunder. “Asset Sale” shall mean (x) any disposition (including any sale and lease-back of assets) to any person of, any asset or assets of the Borrower or any Subsidiary and (y) any sale of any Equity Interests by any Subsidiary to a person other than the Borrower or a Subsidiary.

-3- “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 8.07), and accepted by the Agent, in substantially the form of Exhibit C hereto or any other form approved by the Agent. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.08. “Bail-in Action” has the meaning specified in Section 8.15. “Bail-in Legislation” has the meaning specified in Section 8.15. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, and any successor thereto. “Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate plus ½ of 1%, and, (c) the Adjusted Term SOFR Rate for a one month Interest Period as published two (2) U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that, for the purpose of this definition, the Adjusted Term SOFR Rate for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively. If the Base Rate is being used as an alternate rate of interest pursuant to Section 2.08 hereof (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 2.08(b)), then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Base Rate Advance” means an Advance that bears interest as provided in Section 2.07(a)(i). “Benchmark” means, initially, the Term SOFR Rate; provided that if a Benchmark Transition Event, and the related Benchmark Replacement Date have occurred with respect to the Term SOFR Rate, or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior Benchmark rate pursuant to clause (b) of Section 2.08. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Agent for the applicable Benchmark Replacement Date: (1) the Adjusted Daily Simple SOFR; or (2) the sum of: (a) the alternate Benchmark rate that has been selected by the Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement Benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a Benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment.

-4- If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero), that has been selected by the Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Agent in a manner substantially consistent with market practice (or, if the Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if such Benchmark (or component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

-5- (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.08 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.08. “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Securities Exchange Act of 1934, as amended from time to time. “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” has the meaning specified in the preamble hereto. “Borrowing” means a Revolving Credit Borrowing.

-6- “Borrowing Minimum” means (a) in the case of Adjusted Term SOFR Rate Advances, $1,000,000 and (b) in the case of Base Rate Advances, $1,000,000. “Borrowing Multiple” means (a) in the case of Adjusted Term SOFR Rate Advances, $500,000 and (b) in the case of Base Rate Advances, $250,000. “Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City; provided that, in addition to the foregoing, a Business Day shall be any such day that is only a U.S. Government Securities Business Day in relation to Loans referencing the Adjusted Term SOFR Rate and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing the Adjusted Term SOFR Rate or any other dealings of such Loans referencing the Adjusted Term SOFR Rate. “Cash Equivalents” means: (a) (i) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof and (ii) with respect to any Canadian Subsidiary of the Borrower, direct obligations of Canada (or any agency thereof), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000 (or, with respect to any Canadian Subsidiary of the Borrower, any local office of any commercial bank organized under the law of Canada or any political subdivision thereof which has combined capital and surplus and undivided profits in excess of the equivalent of $500,000,000); (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and (e) money market funds that (i) comply with the criteria set forth in SEC Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000 (or with respect to any Canadian Subsidiary of the Borrower, portfolio assets of at least the equivalent of $5,000,000,000). “Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith, all interpretations and applications thereof and any compliance by a Lender with any request or directive relating thereto and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued, but only to the extent it is the general policy of a Lender to impose applicable increased costs or costs in connection with capital adequacy requirements similar to those described in clauses (a) and (b) of Section 2.11 generally on other similarly situated borrowers under similar circumstances under agreements permitting such impositions.

-7- “Change of Control” means (a) any person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) becomes the Beneficial Owner, directly or indirectly, of more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the Board of Directors of the Borrower by persons who (i) were not members of the Board of Directors of the Borrower on the Effective Date and (ii) whose election to the Board of Directors of the Borrower or whose nomination for election by the stockholders of the Borrower was not approved by a majority of the members of the Board of Directors of the Borrower then still in office who were either members of the Board of Directors on the Effective Date or whose election or nomination for election was previously so approved. “CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator). “Co-Documentation Agents” means Citizens Bank, N.A., TD Bank, N.A. and The Huntington National Bank, each in its capacity as a documentation agent. “Code” means the Internal Revenue Code of 1986. “Commitment” means a Revolving Credit Commitment. “Commitment Fee” has the meaning specified in Section 2.04(a). “Consolidated” refers to the consolidation of accounts in accordance with GAAP. “Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus the following, to the extent deducted in calculating such Consolidated Net Income and without duplication: (i) Consolidated Interest Expense for such period, (ii) the provision for Federal, State, local and foreign income taxes for such period, (iii) depreciation and amortization expense, (iv) all non-cash charges and items, including for share-based compensation, non-cash valuation allowances, asset write-offs and write-downs and impairment charges ((x) other than in respect of any non-recurring provision for doubtful accounts or any non-recurring provision for obsolescence and (y) excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period), (v) non-recurring items not exceeding the greater of (x) $100,000,000 and (y) 5.0% of Consolidated EBITDA (calculated prior to giving effect to any adjustments pursuant to this clause (v)) in the aggregate within any 12-month period and (vi) any costs, fees and expenses incurred in connection with the Specified Divestiture Transaction not exceeding 10.0% of Consolidated EBITDA (calculated prior to giving effect to any adjustments pursuant to this clause (vi)) in the aggregate within any 12-month period, in each case determined in accordance with GAAP for such period; provided that, following (but not prior to) the consummation of the Specified Divestiture Transaction, Consolidated EBITDA shall be adjusted (without duplication) to exclude the Consolidated EBITDA attributable to the Family Dollar business or applicable portion thereof and any related Persons or assets, in each case, that are sold, spun-off or otherwise disposed of in connection with the consummation of the Specified Divestiture Transaction. “Consolidated EBITDAR” means, for any period, Consolidated Net Income for such period plus the following, to the extent deducted in calculating such Consolidated Net Income and without duplication: (i) Consolidated Interest Expense for such period, (ii) the provision for Federal, State, local and foreign income taxes for such period, (iii) depreciation and amortization expense, (iv) all non-cash charges and items, including for share-based compensation, non-cash valuation allowances, asset write-offs and write-downs and impairment charges ((x) other than in respect of any non-recurring provision for doubtful accounts or any non-recurring provision for obsolescence and (y) excluding any such non-cash item to the extent that it represents an accrual or reserve for potential cash items in any future period), (v) non-recurring items not exceeding the greater of (x) $100,000,000 and (y) 5.0% of Consolidated EBITDA (calculated prior to giving effect to any adjustments pursuant to this clause (v)) in the aggregate within any 12-month period, (vi) Consolidated Rental Expense and (vii) any costs, fees and expenses incurred in connection with the Specified Divestiture Transaction not exceeding 10.0% of Consolidated EBITDA (calculated prior to giving effect to any adjustments pursuant to this clause (vii)) in the aggregate within any 12-month period, in each case determined in accordance with GAAP for such period; provided that, following (but not prior to) the consummation of the Specified Divestiture Transaction, Consolidated EBITDAR shall be adjusted (without duplication) to exclude the Consolidated EBITDAR attributable to the Family Dollar business or applicable portion

-8- thereof and any related Persons or assets, in each case, that are sold, spun-off or otherwise disposed of in connection with the consummation of the Specified Divestiture Transaction. “Consolidated Interest Expense” means, with respect to any period, without duplication, the net interest expense on a Consolidated basis as determined in accordance with GAAP and applied consistently; provided that obligations in respect of Debt incurred by a Person in advance of, and the proceeds of which are to be applied in connection with, the consummation of a transaction shall be excluded from Consolidated Interest Expense solely to the extent the proceeds of such Debt are and continue to be held in an escrow, trust, collateral or similar account or arrangement and are not otherwise made available to such Person. “Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a Consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period; provided that, following (but not prior to) the consummation of the Specified Divestiture Transaction, Consolidated Net Income shall be adjusted (without duplication) to exclude the net income (or loss) attributable to the Family Dollar business or applicable portion thereof and any related Persons or assets, in each case, that are sold, spun-off or otherwise disposed of in connection with the consummation of the Specified Divestiture Transaction. “Consolidated Net Tangible Assets” means the total assets of the Borrower and its Subsidiaries on a Consolidated basis, less goodwill, trade names, trademarks, patents, unamortized debt discount and related expense and other like intangibles, all as described on the most recent Consolidated balance sheet of the Borrower and its Subsidiaries, and calculated based on positions as reported in the Borrower’s Consolidated financial statements determined in conformity with GAAP. “Consolidated Rental Expense” means, for any period, the aggregate rental expense (including any contingent or percentage rental expense) of the Borrower and its Subsidiaries on a Consolidated basis for such period (excluding real estate taxes and common area maintenance charges) in respect of all rent obligations under all operating leases for real or personal property minus any rental income of the Borrower and its Subsidiaries on a Consolidated basis for such period, all as determined in conformity with GAAP. “Consolidated Total Debt” means, as of any date of determination, (a) (i) all indebtedness of the Borrower and its Subsidiaries for borrowed money, (ii) the face amount of all standby letters of credit issued for the account of the Borrower and its Subsidiaries, (iii) the principal component of all Finance Lease Liabilities of the Borrower and its Subsidiaries and (iv) Operating Lease Liabilities, in each case actually owing on such date and to the extent appearing on the balance sheet of the Borrower determined on a Consolidated basis in accordance with GAAP less (b) the Unrestricted Cash Amount on such date; provided that such Debt incurred by a Person in advance of, and the proceeds of which are to be applied in connection with, the consummation of a transaction shall be excluded from Consolidated Total Debt solely to the extent the proceeds of such Debt are and continue to be held in an escrow, trust, collateral or similar account or arrangement and are not otherwise made available to such Person. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Convert,” “Conversion” and “Converted” each refers to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.08 or 2.09. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

-9- (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower. If by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Date, SOFR in respect of such SOFR Determination Date has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Date will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website. “Debt” of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than trade accounts payable and other accrued liabilities incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of business), (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (e) all Finance Lease Liabilities, (f) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, letters of credit or similar extensions of credit, (g) all net obligations of such Person in respect of Hedge Agreements, (h) all Debt of others referred to in clauses (a) through (g) above or clause (i) below and other payment obligations (collectively, “Guaranteed Debt”) guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (1) to pay or purchase such Guaranteed Debt or to advance or supply funds for the payment or purchase of such Guaranteed Debt, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Guaranteed Debt or to assure the holder of such Guaranteed Debt against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and (i) all Debt referred to in clauses (a) through (h) above (including Guaranteed Debt) secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt; provided that “Debt,” for purposes of this definition, shall not include obligations in respect of trade letters of credit incurred in connection with the acquisition of inventory in the ordinary course of business; provided, further, that for purposes of calculating the Leverage Covenant, obligations in respect of Debt incurred by a Person in advance of, and the proceeds of which are to be applied in connection with, the consummation of a transaction shall be excluded from the Leverage Ratio solely to the extent the proceeds of such Debt are and continue to be held in an escrow, trust, collateral or similar account or arrangement and are not otherwise made available to such Person. “Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both. “Default Interest” has the meaning specified in Section 2.07(b).

-10- “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means at any time, subject to Section 2.20(b), (i) any Lender that has failed for two or more Business Days to comply with its obligations under this Agreement to make an Advance or make any other payment due hereunder (each, a “funding obligation”), unless such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding have not been satisfied and such Lender has notified the Agent and the Borrower in writing thereof (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing), (ii) any Lender that has notified the Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations hereunder, unless such intention is the result of such Lender’s good faith determination that one or more conditions precedent to funding cannot be satisfied (which conditions precedent, together with the applicable default, if any, will be specifically identified in such writing or public statement), (iii) any Lender that has defaulted on its funding obligations under other loan agreements or credit agreements generally under which it has commitments to extend credit or that has notified, or whose Parent Company has notified, the Agent or the Borrower in writing, or has stated publicly, that it does not intend to comply with its funding obligations under loan agreements or credit agreements generally, (iv) any Lender that has, for three or more Business Days after written request of the Agent or the Borrower, failed to confirm in writing to the Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender will cease to be a Defaulting Lender pursuant to this clause (iv) upon the Agent’s and the Borrower’s receipt of such written confirmation), (v) any Lender with respect to which a Lender Insolvency Event has occurred with respect to such Lender or its Parent Company; provided that a Lender Insolvency Event shall not be deemed to occur with respect to a Lender or its Parent Company solely as a result of the acquisition or maintenance of an ownership interest in such Lender or Parent Company by a Governmental Authority or instrumentality thereof where such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, or (vi) any Lender that has become the subject of a Bail-In Action. Any determination by the Agent that a Lender is a Defaulting Lender under any of clauses (i) through (vi) above will be conclusive and binding absent manifest error, and such Lender will be deemed to be a Defaulting Lender (subject to Section 2.20(b)) upon notification of such determination by the Agent to the Borrower and the Lenders. “Dollars” and the “$” sign each mean lawful currency of the United States of America. “Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” in its Administrative Questionnaire delivered to the Agent, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” has the meaning specified in Section 8.15. “EEA Resolution Authority” has the meaning specified in Section 8.15. “Effective Date” has the meaning specified in Section 3.01. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 8.07(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 8.07(b)(iii)).

-11- “Environmental Action” means any action, suit, demand, demand letter, claim, notice of non-compliance or violation, notice of liability or potential liability, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law, Environmental Permit or Hazardous Materials, including, without limitation, (a) by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages and (b) by any governmental or regulatory authority or any third party for damages, contribution, indemnification, cost recovery, compensation or injunctive relief. “Environmental Law” means any federal, state, local or foreign statute, law, ordinance, rule, regulation, code, order, judgment, decree or legally enforceable judicial or agency requirement relating to pollution or protection of the environment, health and safety (as affected by exposure to Hazardous Materials) or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Materials. “Environmental Permit” means any permit, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” of any person shall mean any and all shares, interests, rights to purchase or otherwise acquire, warrants, options, participations or other equivalents of or interests in (however designated) equity or ownership of such person, including any preferred stock (including any preferred equity certificates (and any other similar instruments)), any limited or general partnership interest and any limited liability company membership interest, and any securities or other rights or interests convertible into or exchangeable for any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. Section references to ERISA are to ERISA as in effect at the Effective Date and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor. “ERISA Affiliate” means each person (as defined in Section 3(9) of ERISA) that together with the Borrower would be deemed to be a “single employer” within the meaning of Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “EU Bail-In Legislation Schedule” has the meaning specified in Section 8.15. “Events of Default” has the meaning specified in Section 6.01. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated) or overall gross income, franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or Commitment pursuant to a law in effect on the date on which (x) such Lender acquires such interest in the applicable Commitment (or, in the case of an Advance not funded pursuant to a Commitment, the applicable Advance), in each case, other than pursuant to an assignment request by the Borrower under Section 2.18(b) or (y) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in such Commitment or Advance or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(f) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Existing Subsidiary Debt” has the meaning specified in Section 5.02(d)(ii). “Facility” means the Revolving Credit Facility.

-12- “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code (or any amended or successor version described above), and any intergovernmental agreement (and any fiscal or regulatory legislation, rules or official administrative guidance) implementing the foregoing. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate, provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of calculating such rate. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Finance Lease Liabilities” means, as applied to any Person, all obligations under Finance Leases of such Person or any of its Subsidiaries, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP. “Finance Leases” means all leases that have been or should be, in accordance with GAAP, recorded as finance leases. “Financial Officer” means the chief executive officer, the chief financial officer, the treasurer or the assistant treasurer of the Borrower. “Floor” means the Benchmark rate Floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR, as applicable. For the avoidance of doubt, the initial Floor for each of the Adjusted Term SOFR Rate or the Adjusted Daily Simple SOFR shall be 0.00%. “Foreign Lender” means any Lender that is not a U.S. Person. “Foreign Plan” means any employee benefit plan, program, policy, arrangement or agreement maintained or contributed to by the Borrower or any of its Subsidiaries with respect to employees employed outside the United States. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “funding obligation” has the meaning specified in the definition of “Defaulting Lender.” “GAAP” means generally accepted accounting principles in the United States of America that are applicable to the circumstances as of the date of determination, consistently applied. “Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state, local or otherwise, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Hazardous Materials” means (a) petroleum and petroleum products, byproducts or breakdown products, radioactive materials, asbestos-containing materials, polychlorinated biphenyls and radon gas and (b) any other chemicals, materials or substances designated, classified or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.

-13- “Hedge Agreements” means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements. “Indemnified Taxes” means all (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes. “Information” has the meaning specified in Section 8.08. “Interest Election Request” means a request by the Borrower to convert or continue a Revolving Credit Borrowing in accordance with Section 2.02, which shall be substantially in the form approved by the Agent and separately provided to the Borrower. “Interest Payment Date” means (a) with respect to any Base Rate Loan, the last Business Day of each calendar quarter and (b) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and the Termination Date (or, to the extent the Term Loan Election has been exercised, the Term Loan Maturity Date). “Interest Period” means with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.08(e) shall be available for specification in such Notice of Borrowing or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Credit Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such. “IRS” means the United States Internal Revenue Service. “JPMorgan” has the meaning set forth in the preamble hereto. “Lender Insolvency Event” means that (a) a Lender or its Parent Company is generally unable to pay its debts as they become due, or admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of its creditors, (b) such Lender or its Parent Company has become the subject of a proceeding under any Debtor Relief Law, or a receiver, trustee, conservator, intervener or sequestrator or the like has been appointed for such Lender or its Parent Company, or such Lender or its Parent Company has taken any action in furtherance of or indicating its consent to or acquiescence in any such proceeding or appointment or (c) a Lender or its Parent Company is the subject of a Bail-in Action. “Lenders” means each Initial Lender and each Person that shall become a party hereto pursuant to Section 8.07. “Leverage Covenant” has the meaning set forth in Section 5.03(a). “Leverage Ratio” has the meaning set forth in Section 5.03(a). “Lien” means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

-14- “Loan Documents” means this Agreement and the Notes, if any. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Material Adverse Change” means any material adverse change in the business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole. “Material Adverse Effect” means a material adverse effect on (a) the business, financial condition or operations of the Borrower and its Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or any Lender under this Agreement or any other Loan Document or (c) the ability of the Borrower to perform its obligations under this Agreement or any other Loan Document. “Material Subsidiary” means, at any time, any Subsidiary of the Borrower (i) whose total assets at such time, less net goodwill and other intangible assets, less total current liabilities, all determined in conformity with GAAP, are equal to or greater than 5% of Consolidated Net Tangible Assets or (ii) whose revenue is equal to or greater than 5% of Consolidated revenue of the Borrower and its Subsidiaries. “Measurement Date” has the meaning specified in Section 5.03. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. “Multiple Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and at least one Person other than the Borrower and the ERISA Affiliates or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated. “Net Proceeds” shall mean: (a) 100% of the cash proceeds actually received by the Borrower or any Subsidiary (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) from any Asset Sale (except for (A) any Asset Sales in the ordinary course of business, including dispositions of property or assets no longer used or useful or that are obsolete (as reasonably determined by the Borrower), (B) from Asset Sales between or among the Borrower and any of its Subsidiaries, (C) from the unwinding of Hedge Agreements, (D) from factoring and similar arrangements, including dispositions of receivables in the ordinary course of business and (E) from Asset Sales in connection with receivable securitization programs), net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer Taxes, deed or mortgage recording Taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) Taxes paid or payable (in the good faith determination of the Borrower) as a direct result thereof, (iii) the amount of all payments expected by the Borrower in good faith to be required to be made by the Borrower or any Subsidiary in respect of purchase price adjustment (including any net working capital adjustment), indemnification, other contingent liabilities and other similar payments that are attributable to such Asset Sale or in respect of any other retained liabilities associated therewith (including pension and other post-employment benefit liabilities and environmental liabilities), (iv) any funded escrow established pursuant to the documents evidencing any such Asset Sale to secure any purchase price adjustment (including any net working capital adjustment), indemnification, other contingent liabilities and other similar payments that are attributable to such Asset Sale, (v) the pro rata portion of the cash received in connection therewith attributable to minority interests and not available for distribution to or for the account of the Borrower or any of its wholly-owned Subsidiaries as a result thereof and (vi) payments made to retire any Debt that is secured by a Lien on such asset and that is required to be repaid in connection with the sale thereof; provided, that, if the Borrower shall deliver a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly following receipt of any such proceeds setting forth the Borrower’s intention to use any portion of such proceeds, within nine (9) months of such receipt, to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower and the Subsidiaries or to

-15- reimburse the cost of any of the foregoing incurred on or after the date on which the Asset Sale giving rise to such proceeds was contractually committed (other than inventory), such portion of such proceeds shall not constitute Net Proceeds except to the extent not, within nine (9) months of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such nine (9) month period but within such nine (9) month period are contractually committed to be used, then such remaining portion if not so used within 90 days following the end of such nine (9) month period shall constitute Net Proceeds as of such date without giving effect to this proviso); provided, further, that no net cash proceeds calculated in accordance with the foregoing realized in a single transaction or series of related transactions shall constitute Net Proceeds unless such net cash proceeds shall exceed $750,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds); (b) [reserved]; (c) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any Subsidiary of any Debt constituting term loan facilities or debt securities (except for (A) issuances of commercial paper in the ordinary course, (B) Debt issued in connection with leases (including sale-leasebacks), finance leases or capital lease obligations and similar obligation, purchase money debt and equipment financings and (C) Debt issued in connection with any supply chain financing), net of all fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale; provided, that no net cash proceeds calculated in accordance with the foregoing realized in the aggregate shall constitute Net Proceeds unless such net cash proceeds shall exceed $100,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds); and (d) 100% of the cash proceeds from the issuance by the Borrower or any Subsidiary of any Equity Interests (except for (A) issuances of Equity Interests pursuant to employee compensation plans, employee benefit plans, employee-based incentive plans or arrangements, employee stock purchase plans, dividend reinvestment plans and retirement plans or issued as compensation to officers and/or non-employee directors or upon conversion or exercise of outstanding options or other equity awards, (B) issuances among the Borrower and its affiliates, (C) issuance of directors’ qualifying shares and/or other nominal amounts required to be held by persons other than the Borrower or its subsidiaries under applicable law and (D) Equity Interests issued as consideration in an acquisition or investment), net of all fees (including investment banking fees), commissions, costs and other expenses, in each case incurred in connection with such issuance; provided, that no net cash proceeds calculated in accordance with the foregoing realized in the aggregate shall constitute Net Proceeds unless such net cash proceeds shall exceed $100,000,000 (and thereafter only net cash proceeds in excess of such amount shall constitute Net Proceeds). “Non-Approving Lender” means any Lender that does not approve any consent, waiver or amendment that requires the approval of all affected Lenders in accordance with the terms of Section 8.01 and has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means a Revolving Credit Note, as the context may require. “Notice of Borrowing” has the meaning specified in Section 2.02(a). “NYFRB” means the Federal Reserve Bank of New York. “NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided, that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” shall mean the rate for a federal funds transaction quoted at 11:00 a.m., on such day received by the Agent from a federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

-16- “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Operating Lease” means any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, other than a Finance Lease. “Operating Lease Liabilities” means, as applied to any Person, the obligations of such Person to pay rent or other amounts under any Operating Lease, and the amount of such obligations shall be the amount thereof set forth on the balance sheet of such Person determined in accordance with GAAP. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement, or sold or assigned an interest in any Advance). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under any Loan Document, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.18(b)). “Overnight Bank Funding Rate” means, for any day, with respect to any amount, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate. “Parent Company” means, with respect to a Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Lender, or if such Lender does not have a bank holding company, then any corporation, association, partnership or other business entity owning, beneficially or of record, directly or indirectly, a majority of the Voting Stock of such Lender. “Participant” has the meaning specified in Section 8.07(d). “Participant Register” has the meaning specified in Section 8.07(d). “Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Pub. L. 107-56, signed into law October 26, 2001. “PBGC” means the Pension Benefit Guaranty Corporation (or any successor). “Permitted Liens” means: (a) Liens granted by any Subsidiary of the Borrower in favor of the Borrower or any other Subsidiary of the Borrower; (b) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not overdue for a period of more than 30 days or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established; (c) Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business;

-17- (d) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by the Borrower and its Subsidiaries in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (e) Liens in connection with judgment bonds so long as the enforcement of such Liens is effectively stayed and the claims secured thereby are being contested in good faith by appropriate proceedings and as to which appropriate reserves are being maintained in accordance with generally accepted accounting practices; (f) zoning restrictions, easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (g) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Subsidiaries taken as a whole and any interest of title of any lessor under any lease; (h) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (i) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions and Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection; (j) Liens on any inventory of the Borrower or any of its Subsidiaries in favor of a vendor of such inventory, arising in the normal course of business upon its sale to the Borrower or any such Subsidiary; (k) Liens in respect of licensing of intellectual property in the ordinary course of business; (l) protective or precautionary Uniform Commercial Code filings with respect to any leased or consigned personal property; (m) Liens on insurance policies and the proceeds thereof securing the financing or payment of premiums with respect thereto, to the extent not exceeding the amount of such premiums; (n) Liens incurred in the ordinary course of business on the proceeds of prepaid cards or stored value cards; and (o) Liens on cash or cash equivalents that are the proceeds of any Debt issued in escrow or that have been deposited pursuant to discharge, redemption or defeasance provisions under the indenture or similar instrument governing any Debt. “Person” means any natural Person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any (a) Single Employer Plan that is or was within any of the preceding six plan years maintained or contributed to by the Borrower or any ERISA Affiliate (or to which the Borrower or any ERISA Affiliate has or had an obligation to contribute or to make payments) and is subject to Title IV of ERISA or the minimum funding standards under Section 412 of the Code or (b) Multiple Employer Plan. “Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

-18- “Pricing Level Adjustment” means, for purposes of determining the Applicable Commitment Fee and the Applicable Margin, (a) if the Public Debt Rating shall fall within a different pricing level than the Leverage Ratio, the Applicable Commitment Fee and the Applicable Margin shall be based upon the lower pricing level unless such Public Debt Rating and Leverage Ratio differ by two or more pricing levels, in which case the applicable pricing level will be deemed to be one pricing level below the higher of such pricing levels, (b) if only one of S&P and Moody’s shall have in effect a Public Debt Rating, the Applicable Commitment Fee and the Applicable Margin shall be determined by reference to the available rating, (c) if neither S&P nor Moody’s shall have in effect a Public Debt Rating, the Applicable Margin and the Applicable Commitment Fee shall be set in accordance with pricing level V under the charts set forth in the definition of “Applicable Margin” and “Applicable Commitment Fee”, (d) if the ratings established by S&P and Moody’s shall fall within different pricing levels, the Applicable Commitment Fee and the Applicable Margin shall be based upon the higher rating unless such ratings differ by two or more pricing levels, in which case the applicable pricing level will be deemed to be one pricing level below the higher of such pricing levels, (e) if any rating established by S&P or Moody’s shall be changed, such change shall be effective as of the third Business Day after the date on which such change is first announced publicly by the rating agency making such change, (f) if S&P or Moody’s shall change the basis on which ratings are established, each reference to the Public Debt Rating announced by S&P or Moody’s, as the case may be, shall refer to the then equivalent rating by S&P or Moody’s, as the case may be, (g) the Leverage Ratio shall be determined as of the end of the fiscal quarter for the Borrower for which financial statements have most recently been delivered pursuant to Section 5.01(h), (h) each change in the Applicable Commitment Fee and Applicable Margin resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date that is three (3) Business Days following the date on which the Agent receives a compliance certificate pursuant to Section 5.01(h) and (i) if the Borrower fails to deliver the financial statements required to be delivered pursuant to Section 5.01(h) within the time period specified for such delivery then, during the period from the date such financial statements were required to have been delivered until delivery, the Applicable Commitment Fee and the Applicable Margin shall be set in accordance with pricing level V under the charts set forth in the definition of “Applicable Commitment Fee” and “Applicable Margin”. “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Agent) or any similar release by the Federal Reserve Board (as determined by the Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Debt Rating” means, as of any date, the rating that has been most recently announced by either S&P or Moody’s, as the case may be, for any class of non-credit enhanced long-term senior unsecured debt issued by the Borrower or, if any such rating agency shall have issued more than one such rating, the lowest such rating issued by such rating agency. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to it in Section 10.23. “Ratable Share” of any amount means with respect to any Revolving Credit Lender at any time, the percentage of the Revolving Credit Facility represented by such Revolving Credit Lender’s Revolving Credit Commitment at such time. If the commitment of each Revolving Credit Lender to make Revolving Credit Advances has been terminated pursuant to Section 6.01, or if the Revolving Credit Commitments have expired, then the Ratable Share of each Revolving Credit Lender in respect of the Revolving Credit Facility shall be determined based on the Ratable Share of such Revolving Credit Lender in respect of the Revolving Credit Facility most recently in effect, giving effect to any subsequent assignments. “Recipient” means (a) the Agent and (b) any Lender, as applicable.

-19- “Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is the Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two (2) U.S. Government Securities Business Days preceding the date of such setting, (2) if following a Benchmark Transition Event and a Benchmark Replacement Date with respect to the Term SOFR Rate such Benchmark is Daily Simple SOFR, then four (4) U.S. Government Securities Business Days prior to such setting or (3) if such Benchmark is none of the Term SOFR Rate or Daily Simple SOFR, the time determined by the Agent in its reasonable discretion. “Register” has the meaning specified in Section 8.07(c). “Regulation D” means Regulation D of the Federal Reserve Board, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s controlled and controlling Affiliates and the respective partners, directors, officers, employees, agents, advisors and members of such Person and of such Person’s controlled and controlling Affiliates. “Relevant Governmental Body” means, the Federal Reserve Board and/or the NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto. “Reportable Event” means an event described in Section 4043(c) of ERISA or the regulations thereunder, other than any event as to which the thirty day notice period has been waived. “Required Lenders” means at any time Lenders holding more than 50% of the sum of the (a) aggregate principal amount of all Total Revolving Credit Outstandings and (b) the aggregate unused amount of the Revolving Credit Commitments; provided, that the Unused Revolving Credit Commitment of, and the portion of the Total Revolving Credit Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Revolving Credit Advance” means an advance by a Revolving Credit Lender to the Borrower as part of a Revolving Credit Borrowing and refers to a Base Rate Advance or an Adjusted Term SOFR Rate Advance (each of which shall be a “Type” of Revolving Credit Advance). “Revolving Credit Agreement” means that certain credit agreement, dated as of March 21, 2025, among the Borrower, the lenders and issuing banks from time to time party thereto, and JPMorgan Chase Bank, N.A., as agent. “Revolving Credit Borrowing” means a Borrowing consisting of simultaneous Revolving Credit Advances of the same Type made by each of the Revolving Credit Lenders. “Revolving Credit Commitment” means as to any Lender (a) the Dollar amount set forth opposite such Lender’s name on Schedule I hereto as such Lender’s “Revolving Credit Commitment,” (b) if such Lender has become a Revolving Credit Lender hereunder pursuant to an Assumption Agreement, the Dollar amount set forth in such Assumption Agreement as such Lender’s “Revolving Credit Commitment” or (c) if such Lender has entered into an Assignment and Assumption, the Dollar amount set forth for such Lender in the Register maintained by the Agent pursuant to Section 8.07(c) as such Lender’s “Revolving Credit Commitment,” as such amount may be reduced pursuant to Section 2.05. The initial aggregate amount of the Lenders’ Revolving Credit Commitments is $1,000,000,000. “Revolving Credit Facility” means, at any time, (a) on or prior to the latest Termination Date, the aggregate amount of the Revolving Credit Commitments at such time and (b) thereafter, the sum of the aggregate principal amount of the Revolving Credit Advances outstanding at such time.

-20- “Revolving Credit Lender” means, at any time, any Lender that has a Revolving Credit Commitment at such time. “Revolving Credit Note” means a promissory note of the Borrower payable to any Lender, delivered pursuant to a request made under Section 2.16 in substantially the form of Exhibit A hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Revolving Credit Advances made by such Lender to the Borrower. “S&P” means S&P Global Ratings, a business unit of Standard & Poor’s Financial Services LLC. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, the so-called Donetsk People’s Republic, the so- called Luhansk People’s Republic, the Crimea Region of Ukraine, Cuba, Iran, North Korea and Syria). “Sanctioned Person” means, at any time, any Person subject or target of any Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the U.S. government, including by Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, the Office of the Superintendent of Financial Institutions, the European Union or His Majesty’s Treasury of the United Kingdom and (b) any Person majority-owned or controlled by any such Person or Persons described in the foregoing clause (a) (including, without limitation for purposes of defining a Sanctioned Person, as ownership and control may be defined and/or established in and/or by any applicable laws, rules, regulations, or orders). “Sanctions” means economic or financial sanctions, trade embargoes or similar restrictions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, (b) the European Union or His Majesty’s Treasury of the United Kingdom or (c) the Office of the Superintendent of Financial Institutions. “Significant Acquisition” means any Acquisition involving the payment of consideration by the Borrower and its Subsidiaries in excess of $750,000,000. “Single Employer Plan” means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Borrower or any ERISA Affiliate and no Person other than the Borrower or any ERISA Affiliate or (b) was so maintained and in respect of which the Borrower or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Date” has the meaning specified in the definition of “Daily Simple SOFR.” “SOFR Rate Day” has the meaning specified in the definition of “Daily Simple SOFR.” “Solvent” means, with respect to any Person, (i) the sum of such Person’s debt (including contingent liabilities) does not exceed the present fair saleable value of such Person’s present assets; (ii) such Person’s capital is not unreasonably small in relation to its business as contemplated on the Effective Date; and (iii) such Person has not incurred and does not intend to incur, or believe that it will incur, debts including current obligations beyond its ability

-21- to pay such debts as they become due (whether at maturity or otherwise). For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standard No. 5). “Specified Divestiture Transaction” means the potential sale, spin off or other disposition (including by merger) in whole, in part or in any series of transactions of the Borrower’s Family Dollar business, as disclosed on the Borrower’s Form 8-K furnished to the U.S. Securities and Exchange Commission on June 5, 2024. It is understood and agreed that whether any transaction constitutes the foregoing shall be conclusively determined by the Borrower in good faith. “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries. “Supported QFC” has the meaning assigned to such term in Section 8.17. “Syndication Agent” means BofA Securities, Inc. in its capacity as a syndication agent. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate. “Term Loan Election” has the meaning assigned to such term in Section 2.06. “Term Loan Maturity Date” means the first anniversary of the Termination Date. “Term-Out Fee” has the meaning assigned to such term in Section 2.04(d). “Term SOFR Determination Day” has the meaning assigned to it under the definition of “Term SOFR Reference Rate.” “Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two (2) U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator. “Term SOFR Reference Rate” means, for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Agent as the forward-looking term rate based on SOFR. If by 5:00 p.m. (New York City time) on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Rate has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by

-22- the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Termination Date” means the earlier of (a) March 20, 2026 and (b) the date of termination in whole of the Commitments pursuant to Section 2.05 or 6.01. “Total Revolving Credit Outstandings” means the aggregate outstanding amount of all Revolving Credit Advances. “Type” when used in reference to any Advance or Borrowing, refers to whether the rate of interest on such Advance, or on the Advances comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the Base Rate or the Adjusted Daily Simple SOFR. “UK Financial Institutions” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unfunded Current Liability” of any Plan means the amount, if any, by which the Accumulated Benefit Obligation (as defined under Statement of Financial Accounting Standards Board (FASB) Accounting Standard Codification No. 715: Compensation-Retirement Benefits (“ASC 715”)) under the Plan as of the close of its most recent plan year, determined in accordance with ASC 715 as in effect on the Effective Date, exceeds the fair market value of the assets allocable thereto. “Unrestricted Cash Amount” means, on any date, the lesser of (i) $100,000,000 and (ii) the aggregate amount of cash or Cash Equivalents of the Borrower and its Subsidiaries on such date that are free and clear of any Lien (other than non-consensual Permitted Liens and Permitted Liens of the type set forth in clause (i) of the definition of “Permitted Liens”) and that are not otherwise “restricted” on the balance sheet of the Borrower and its Subsidiaries. “Unused Revolving Credit Commitment” means, with respect to each Lender at any time, (a) such Lender’s Revolving Credit Commitment at such time minus (b) the aggregate principal amount of all Revolving Credit Advances made by such Lender (in its capacity as a Lender) and outstanding at such time. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” means (i) for purposes of Sections 4.01(o) and 5.02(e) hereof, any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any person in the United States and (ii) for all other purposes, any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime” has the meaning assigned to it in Section 8.17. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.14(f)(ii)(B)(3). “Voting Stock” means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons

-23- performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency. “Write-Down and Conversion Powers” has the meaning specified in Section 8.15. SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.” SECTION 1.03. Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with GAAP applied on a consistent basis, as in effect from time to time, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, the effects of FASB ASC 825 on financial liabilities shall be disregarded and (ii) any net income or loss from operations that are classified as discontinued due to the fact that they are being held for sale or are subject to an agreement to dispose of such operations shall be excluded from Consolidated Net Income only when and to the extent such operations are actually disposed of. (b) Changes in GAAP. If at any time any change in GAAP (including any required adoption of International Financial Reporting Standards) would affect the computation of any financial ratio or requirement set forth herein, and either the Borrower or the Required Lenders shall so request, the Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided, that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Agent a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. SECTION 1.04. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.05. Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time.

-24- ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES SECTION 2.01. The Advances. (a) [Reserved] (b) The Revolving Credit Advances. Each Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make Revolving Credit Advances denominated in Dollars to the Borrower from time to time on any Business Day during the period from the Effective Date until the Termination Date applicable to such Revolving Credit Lender in an amount not to exceed such Lender’s Unused Revolving Credit Commitment. Each Revolving Credit Borrowing shall be in an amount not less than the Borrowing Minimum or the Borrowing Multiple in excess thereof and shall consist of Revolving Credit Advances of the same Type made on the same day by the Revolving Credit Lenders ratably according to their respective Revolving Credit Commitments (it being understood that multiple Revolving Credit Borrowings may be requested on any Business Day). Within the limits of each Lender’s Revolving Credit Commitment, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.10 and reborrow under this Section 2.01(b). SECTION 2.02. Making the Advances. (a) Each Borrowing shall be made on notice, given not later than (x) 12:00 p.m. (New York City time) on the third (3rd) U.S. Government Securities Business Day prior to the date of the proposed Borrowing in the case of a Borrowing consisting of Adjusted Term SOFR Rate Advances or (y) 1:00 p.m. (New York City time) on the date of the proposed Borrowing in the case of a Borrowing consisting of Base Rate Advances, by the Borrower to the Agent. Each such notice of a Borrowing (a “Notice of Borrowing”) shall be authorized by a Financial Officer of the Borrower and shall be by electronic delivery or telecopier (including an Approved Borrower Portal) in substantially the form approved by the Agent and separately provided to the Borrower, specifying therein the requested (i) date and Facility of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, (iv) in the case of a Borrowing consisting of Adjusted Term SOFR Rate Advances, initial Interest Period for each such Advance, which shall be a period contemplated by the definition of “Interest Period” and (v) the location and number of the Borrower’s account to which funds are to be disbursed. Each Appropriate Lender shall, before 12:00 p.m. (New York City time) (or, in the case of a Borrowing consisting of a Base Rate Advance, 3:00 p.m. (New York City time)) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at the Agent’s Account, in same day funds, such Lender’s ratable portion of such Borrowing. After the Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Agent will make such funds available to the Borrower consistent with the instructions set forth in the Notice of Borrowing. If no election as to the Type of Advance is specified, then the requested Borrowing shall be a Base Rate Advance. If no Interest Period is specified with respect to any requested Adjusted Term SOFR Rate Advance, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Notice of Borrowing in accordance with this Section 2.02, the Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Notwithstanding the foregoing, in no event shall the Borrower be permitted to request pursuant to this Section 2.02 prior to a Benchmark Transition Event and Benchmark Replacement Date with respect to the Term SOFR Rate, a Loan bearing interest based on Daily Simple SOFR (it being understood and agreed that Daily Simple SOFR shall only apply to the extent provided in Sections 2.08(a) and 2.08(d), as applicable). (b) [Reserved] (c) Anything in subsection (a) above to the contrary notwithstanding, (i) the Borrower may not select Adjusted Term SOFR Rate Advances for any Borrowing if the aggregate amount of such Borrowing is less than the Borrowing Minimum or if the obligation of the Lenders to make Adjusted Term SOFR Rate Advances shall then be suspended pursuant to Section 2.08 or 2.12 and (ii) the Adjusted Term SOFR Rate Advances may not be outstanding as part of more than ten separate Revolving Credit Borrowings.

-25- (d) Each Notice of Borrowing shall be irrevocable and binding on the Borrower (other than any notice in respect of the Effective Date, which may be conditioned upon the occurrence of the Effective Date). In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Adjusted Term SOFR Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date. (e) Unless the Agent shall have received notice from an Appropriate Lender prior to the time of any Borrowing that such Lender will not make available to the Agent such Lender’s ratable portion of such Borrowing, the Agent may assume that such Lender has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02, and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Agent, such Lender and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable to Base Rate Advances and (ii) in the case of such Lender, the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. If such Lender shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Lender’s Advance as part of such Borrowing for purposes of this Agreement. The foregoing shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make such payment to the Agent. (f) The obligations of the Lenders hereunder to make Advances and to make payment pursuant to Section 8.04(c) are several and not joint. The failure of any Appropriate Lender to make any Advance or to make any payment under Section 8.04(c) on any date required hereunder shall not relieve any other Appropriate Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Advance or to make its payment under Section 8.04(c). SECTION 2.03. [Reserved]. SECTION 2.04. Fees. (a) Commitment Fee. The Borrower agrees to pay to the Agent for the account of each Lender, on the date that is fifteen (15) days after the last day of each fiscal quarter of the Borrower (as in effect on the Effective Date) (commencing on the last day of the first full fiscal quarter after the Effective Date) and on the date on which the Revolving Credit Commitments of all the Lenders shall be terminated as provided herein, a commitment fee (a “Commitment Fee”) in Dollars on the daily amount of the applicable Unused Revolving Credit Commitment of such Lender during the preceding quarter (or other period commencing with the Effective Date or ending with the date on which the last of the Commitments of such Lender shall be terminated) at a rate equal to the Applicable Commitment Fee. All Commitment Fees shall be computed on the basis of the actual number of days elapsed (including the first day but excluding the last) in a year of 360 days. The Commitment Fee due to each Lender shall commence to accrue on the Effective Date and shall cease to accrue on the date on which the last of the Commitments of such Lender shall be terminated as provided herein. (b) [Reserved.] (c) Agent’s Fees. The Borrower shall pay to the Agent for its own account such fees as may from time to time be agreed between the Borrower and the Agent. (d) Term-Out Fee. The Borrower agrees to pay to the Agent, for the account of each Lender, on or prior to the Termination Date, a term-out fee (the “Term-Out Fee”) equal to 0.50% of the aggregate principal amount of the Advances so converted on the Termination Date.

-26- SECTION 2.05. Termination or Reduction of the Commitments. (a) The Borrower shall have the right, upon at least three (3) Business Days’ notice to the Agent, to terminate in whole or permanently reduce ratably in part the Unused Revolving Credit Commitments of the Lenders, provided, that each reduction of the Revolving Credit Commitments shall be in an amount that is an integral multiple of $5,000,000 and not less than $10,000,000 (or, if less, the remaining amount of the Revolving Credit Commitments). Promptly following receipt of any notice, the Agent shall advise the applicable Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.05 shall be irrevocable; provided, that a notice of termination or reduction of the Revolving Credit Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or the occurrence of any other transactions, in which case such notice may be revoked by the Borrower (by notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Credit Commitments shall be permanent. Each reduction of the Revolving Credit Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Credit Commitments. SECTION 2.06. Repayment of Advances. The Borrower, subject to the next succeeding sentence, shall repay to the Agent for the ratable account of each Lender on the Termination Date to such Lender the aggregate principal amount of the Advances made to it and then outstanding. The Borrower may, upon not less than ten (10) Business Days’ notice to the Agent, elect (the “Term Loan Election”) to convert all of the Advances outstanding on the Termination Date in effect at such time into a term loan which the Borrower shall repay in full ratably to the Lenders on the Term Loan Maturity Date; provided that (a) the Borrower shall have paid to the Agent for the account of the Lenders the Term-Out Fee, (b) the applicable conditions set forth in Section 3.04 have been satisfied or waived and (c) the Term Loan Election may not be exercised if a Default has occurred and is continuing on the date of notice of the Term Loan Election or on the date on which the Term Loan Election is to be effected. All Advances converted into a term loan pursuant to this Section 2.06 shall continue to constitute Advances except that (i) the Borrower may not reborrow pursuant to Section 2.01 or otherwise any principal amount of such Advances that have been prepaid or repaid pursuant to Section 2.10 or otherwise, (ii) the Commitments shall be reduced to the amount of Advances outstanding on the Termination Date and (iii) the Commitments shall be further reduced by the aggregate principal amount of each principal payment in respect of the Advances outstanding after the Termination Date. SECTION 2.07. Interest on Advances. (a) Scheduled Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance made to it and owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum: (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance a rate per annum equal at all times to the sum of (x) the Base Rate in effect from time to time plus (y) the Applicable Margin for Base Rate Advances in effect from time to time, payable in arrears quarterly on the date that is five (5) Business Days after the last Business Day of each fiscal quarter of the Borrower (as in effect on the Effective Date) during such periods and on the date such Base Rate Advance shall be Converted or paid in full. (ii) Adjusted Term SOFR Rate Advances. During such periods as such Advance is an Adjusted Term SOFR Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (x) the Adjusted Term SOFR Rate for such Interest Period for such Advance plus (y) the Applicable Margin for Adjusted Term SOFR Rate Advances in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period and on the date such Adjusted Term SOFR Rate Advance shall be Converted or paid in full. (b) Default Interest. Upon the occurrence and during the continuance of an Event of Default under Section 6.01(a), the Agent may, and upon the request of the Required Lenders shall, require the Borrower to pay interest (“Default Interest”) on (i) the unpaid principal amount of each Advance owing to each Lender, payable in arrears on the dates referred to in clause (a)(i) or (a)(ii) above, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on such Advance pursuant to clause (a)(i) or (a)(ii) above and (ii) to the

-27- fullest extent permitted by law, the amount of any interest, fee or other amount payable hereunder that is not paid when due, from the date such amount shall be due until such amount shall be paid in full, payable in arrears on the date such amount shall be paid in full and on demand, at a rate per annum equal at all times to 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to clause (a)(i) above; provided, however, that following acceleration of the Advances pursuant to Section 6.01, Default Interest shall accrue and be payable hereunder whether or not previously required by the Agent. SECTION 2.08. Interest Rate Determination. (a) Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.08, if: (i) the Agent determines (which determination shall be conclusive absent manifest error) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period; or (ii) the Agent is advised by the Required Lenders that prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the Adjusted Term SOFR Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period; then the Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.02 or a new Notice of Borrowing in accordance with the terms of Section 2.02, any Interest Election Request that requests the conversion of any Revolving Credit Borrowing to, or continuation of any Revolving Credit Borrowing as, a Term Benchmark Borrowing and any Notice of Borrowing that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Notice of Borrowing, as applicable, for a Base Rate Borrowing; provided that if the circumstances giving rise to such notice affect only one Type of Borrowing, then all other Type of Borrowings shall be permitted. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Borrower’s receipt of the notice from the Agent referred to in this Section 2.08(a) with respect to a Benchmark applicable to such Term Benchmark Loan, then until (x) the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.02 or a new Notice of Borrowing in accordance with the terms of Section 2.02, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Agent to, and shall constitute, a Base Rate Loan on such day. (b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Hedge Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.08), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. (c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding

-28- anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (d) The Agent will promptly notify the Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (f) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.08, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.08. (e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor. (f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to a Base Rate Borrowing. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Benchmark applicable to such Term Benchmark Loan, then until such time as a Benchmark Replacement is implemented pursuant to this Section 2.08, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Agent to, and shall constitute, a Base Rate Loan on such day. SECTION 2.09. Optional Conversion of Advances. The Borrower may on any Business Day, upon notice given to the Agent not later than the time a Notice of Borrowing would be required under Section 2.02 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election, and subject to the provisions of Sections 2.08 and 2.12, Convert all Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Adjusted Term SOFR Rate Advances into Base Rate Advances shall be made only on the last day of an Interest Period for such Adjusted Term SOFR Rate Advances, any Conversion of Base Rate Advances into Adjusted Term SOFR Rate Advances shall be in an amount not less than the Borrowing Minimum for Adjusted Term SOFR Rate Advances and no Conversion of any Advances shall result in more separate Borrowings than permitted under Section 2.02(c). Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted, and (iii) if such Conversion is into Adjusted Term SOFR Rate Advances, the duration of the initial Interest Period for each such Advance. Each notice of Conversion shall be irrevocable and binding on the Borrower. SECTION 2.10. Prepayments of Advances.

-29- (a) Optional Prepayments of Advances. The Borrower shall notify the Agent by telephone (confirmed by electronic communication, including an Approved Borrower Portal, if arrangements for doing so have been approved by the Agent) of such selection not later than 2:00 P.M. (New York City time), (i) in the case of a Base Rate Advance, on the scheduled date of such prepayment and (ii) in the case of an Adjusted Term SOFR Rate Advance, at least three (3) Business Days before the scheduled date of such prepayment (or, in each case, such shorter period acceptable to the Agent); provided, however, that (x) each partial prepayment of Advances shall be in an aggregate principal amount of not less than the Borrowing Minimum or a Borrowing Multiple in excess thereof and (y) in the event of any such prepayment of an Adjusted Term SOFR Rate Advance made prior to the last day of any Interest Period, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(f). Each such notice shall be irrevocable; provided, that a notice of prepayment may state that such notice is conditioned upon the effectiveness of other credit facilities, indentures or similar agreements or the occurrence of any other transactions, in which case such notice may be revoked by the Borrower (by notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. (b) Mandatory Prepayments of Advances. (i) Beginning on the Effective Date, the Borrower shall apply all Net Proceeds within five (5) Business Days after receipt thereof to prepay Advances in accordance with 2.10(b)(iii) below. (ii) For the avoidance of doubt, the aggregate Commitments in respect of the Revolving Credit Facility will be automatically and permanently reduced, on a dollar-for-dollar basis, by the amount of any such mandatory prepayments pursuant to Section 2.10(b), and any amounts so mandatorily prepaid may not be reborrowed. Each prepayment of any Advance under Section 2.10(b)(i) shall be paid to the Lenders in accordance with such Lender’s pro rata share of Advances and each reduction of any Lender’s Commitment under Section 2.10(b) shall be reduced in accordance with such Lender’s pro rata share of Commitments. (iii) The Borrower shall deliver to the Administrative Agent, at the time of each prepayment required under this Section 2.10(b), a certificate signed by an officer of the Borrower setting forth in reasonable detail the calculation of the amount of such prepayment and reduction in Commitments. Each such certificate shall specify the Advances being prepaid and the principal amount of the reduction in Commitments. Prepayments shall be accompanied by accrued interest as required by Section 2.07. All prepayments of Advances under Section 2.10(b)(i), shall otherwise be without premium or penalty. SECTION 2.11. Increased Costs. (a) If any Change in Law shall:impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any Lender; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes or (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the applicable offshore interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender; or and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Advance or of maintaining its obligation to make any such Advance, or to reduce the amount of any sum received or receivable by such Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or other Recipient, the Borrower will pay to such Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) Capital Adequacy. If any Lender determines that any Change in Law affecting such Lender or any lending office of such Lender or such Lender’s Parent Company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s Parent Company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Advances made

-30- by such Lender to a level below that which such Lender or such Lender’s Parent Company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s Parent Company with respect to capital adequacy or liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s Parent Company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its Parent Company as specified in paragraph (a) or (b) of this Section and delivered to the Borrower, shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 2.12. Illegality. If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Effective Date that it is unlawful, for any Lender or its Applicable Lending Office to make, maintain or fund any Adjusted Term SOFR Rate Advances, or to determine or charge interest rates based upon the Adjusted Term SOFR Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market then, on notice thereof by such Lender to the Borrower through the Agent, (i) any obligations of such Lender to make or continue Adjusted Term SOFR Rate Advances or to convert Base Rate Advances to Adjusted Term SOFR Rate Advances shall be suspended and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Adjusted Term SOFR Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Agent without reference to the Adjusted Term SOFR Rate component of the Base Rate, in each case until such Lender notifies the Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall upon demand from such Lender (with a copy to the Agent), convert all Adjusted Term SOFR Rate Advances of such Lender to Base Rate Borrowings (the interest rate on such Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Agent without reference to the Adjusted Term SOFR Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Adjusted Term SOFR Rate Advances to such day, or immediately, if such Lender may not lawfully continue to maintain such Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted Term SOFR Rate, the Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Adjusted Term SOFR Rate component thereof until the Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Adjusted Term SOFR Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. SECTION 2.13. Payments and Computations. (a) The Borrower shall make each payment hereunder, irrespective of any right of counterclaim or setoff, not later than 2:00 P.M. (New York City time) on the day when due in Dollars to the Agent at the Agent’s Account in same day funds. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest, fees or commissions ratably (other than amounts payable pursuant to Section 2.11, 2.14 or 8.04(c)) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Assumption and recording of the information contained therein in the Register pursuant to Section 8.07(c), from and after the effective date

-31- specified in such Assignment and Assumption, the Agent shall make all payments hereunder and under the other Loan Documents in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Assumption shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves. (b) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Base Rate only at times when the Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). A determination of the applicable Base Rate and Adjusted Term SOFR Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error. (c) Whenever any payment hereunder or under the other Loan Documents shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, fee or commission, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Adjusted Term SOFR Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day. (d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Lenders hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Lender shall repay to the Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the higher of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation. SECTION 2.14. Taxes. (a) Payments Free of Taxes. Any and all payments made by or on behalf of the Borrower under this Agreement or any other Loan Document shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes; provided, that if the Borrower, the Agent or any other applicable withholding agent shall be required by applicable law to deduct or withhold any Taxes in respect of any such payments, then (i) the applicable withholding agent shall make such deductions or withholdings as are reasonably determined by the applicable withholding agent to be required by any applicable law, (ii) the applicable withholding agent shall timely pay the full amount deducted or withheld to the relevant Governmental Authority within the time allowed and in accordance with applicable law, and (iii) to the extent withholding or deduction is required to be made on account of Indemnified Taxes, the sum payable by the Borrower shall be increased as necessary so that after all required deductions and withholdings have been made (including deductions or withholdings applicable to additional sums payable under this Section 2.14) the applicable Lender (or, in the case of any amount received by the Agent for its own account, the Agent) receives an amount equal to the sum it would have received had no such deductions or withholdings been made. Whenever any Indemnified Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Agent for its own account or for the account of a Lender, as the case may be, a copy of an official receipt (or other evidence acceptable to the Agent or such Lender, acting reasonably) received by the Borrower showing payment thereof. Without duplication, after any payment of Taxes by the Borrower or the Agent to a Governmental Authority as provided in this Section 2.14, the Borrower shall deliver to the Agent or the Agent shall deliver to the Borrower, as the case may be, a copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by applicable law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Agent, as the case may be. (b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with applicable law or, at the option of the Agent, timely reimburse the Agent for the payment of, any Other Taxes.

-32- (c) Indemnification by the Borrower. The Borrower shall, without duplication of any amounts paid pursuant to Section 2.14(a)(iii) or any amounts paid or reimbursed pursuant to Section 2.14(b), indemnify each Recipient, within fifteen (15) Business Days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14) payable or paid by such Recipient or required to be withheld or deducted in respect of a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within fifteen (15) Business Days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 8.07(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with this Agreement, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the basis and calculation of the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (d). (e) Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority pursuant to this Section 2.14, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to any payments made under this Agreement shall deliver to the Borrower and the Agent, at the time or times and in the manner prescribed by applicable law or such other time or times reasonably requested by the Borrower or the Agent, such duly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Agent as will enable the Borrower or the Agent to determine whether or not such Lender is subject to U.S. federal backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this Section 2.14(f), no Lender shall be required to provide any documentation under this Section 2.14(f) that such Lender is not legally eligible to provide. Each person that shall become a Participant pursuant to Section 8.07 or a Lender pursuant to Section 8.07 shall, upon the effectiveness of the related transfer, be required to provide all documentation required pursuant to this Section 2.14(f); provided that a Participant shall furnish all such documentation solely to the participating Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter as required by applicable law or upon the reasonable request of the Borrower or the Agent), duly completed and executed originals of IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding; (B) any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Borrower and the Agent on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement

-33- (and from time to time thereafter as required by applicable law or upon the reasonable request of the Borrower or the Agent), two (or such additional number of copies as may be requested by the recipient) of whichever of the following is applicable: (1) in the case of a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) that is eligible to claim the benefits of an income tax treaty to which the United States is a party, duly completed and executed originals of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, claiming an exemption from, or reduction of, U.S. federal withholding Tax pursuant to such tax treaty; (2) duly completed and executed originals of IRS Form W-8ECI with respect to such Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes); (3) in the case of a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) that is eligible to claim the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and that no payments under any Loan Document are effectively connected with such Foreign Lender’s conduct of a trade or business within the United States (a “U.S. Tax Compliance Certificate”) and (y) duly completed and executed originals of IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable; or (C) to the extent a Foreign Lender (or, if such Foreign Lender is disregarded as an entity separate from its owner for U.S. federal income tax purposes, the person treated as its owner for U.S. federal income tax purposes) is not the beneficial owner of payments under this Agreement (for example, where the Foreign Lender is a partnership or is a participating Lender), duly completed and executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership (and not a participating Lender) and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of such direct and indirect partners; (D) any Foreign Lender shall, to the extent it is legally eligible to do so, deliver to the Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Agent to determine the withholding or deduction required to be made; and (E) if a payment made to a Recipient under this Agreement would be subject to U.S. federal withholding Tax imposed by FATCA if such Recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Recipient shall deliver to the Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Agent as may be necessary for the Borrower and the Agent to comply with their obligations under FATCA, to determine whether such Recipient has complied

-34- with such Recipient’s obligations under FATCA and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (E), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any documentation it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall promptly update such documentation or promptly notify the Borrower and the Agent in writing of its legal ineligibility to do so. Each Lender hereby authorizes the Agent to deliver to the Borrower and to any successor Agent any documentation provided by such Lender to the Agent pursuant to this Section 2.14(f). (g) Treatment of Certain Refunds. If any party determines, in its reasonable discretion, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including by the payment of additional amounts pursuant to this Section 2.14), it shall promptly pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest (solely with respect to the time period during which the indemnifying party actually held such funds, except to the extent that the refund was initially claimed at the written request of such indemnifying party) or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. In such event, such indemnified party shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant Governmental Authority (provided, that such indemnified party may delete any information therein that it deems confidential). If requested by the Borrower, an indemnified party shall claim any refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 that it determines is available to it, unless such indemnified party concludes in its reasonable discretion that it would be adversely affected by making such a claim. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.14 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement. SECTION 2.15. Sharing of Payments, Etc. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Advances or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Advances and accrued interest thereon or other such obligations greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Agent of such fact, and (b) purchase (for cash at face value) participations in the Advances and such other obligations before the Termination Date (or, to the extent the Term Loan Election has been exercised, the Term Loan Maturity Date) applicable to such Lender of the other Appropriate Lenders, and, on and after the Termination Date (or, to the extent the Term Loan Election has been exercised, the Term Loan Maturity Date) applicable to such Lender of all other Lenders or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Appropriate Lenders or all Lenders, as applicable, ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Advances and other amounts owing them; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

-35- (ii) the provisions of this paragraph shall not be construed to apply to (x) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Advances to any assignee or participant, other than to the Borrower or any Subsidiary thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. For purposes of clause (b) of the definition of Excluded Taxes, a Lender that acquires a participation pursuant to this Section 2.15 shall be treated as having acquired such participation on the earlier date on which such Lender acquired the applicable interest in the Commitment(s) and/or Advance(s) to which such participation relates. SECTION 2.16. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder in respect of Advances. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Agent) to the effect that a Note is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender a Note payable to such Lender in a principal amount up to the applicable Commitment of such Lender. (b) The Register maintained by the Agent pursuant to Section 8.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assumption Agreement and each Assignment and Assumption delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv) the amount of any sum received by the Agent from the Borrower hereunder and each Lender’s share thereof. (c) Entries made in good faith by the Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; provided, however, that the failure of the Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement. SECTION 2.17. Use of Proceeds. The proceeds of the Advances shall be available (and the Borrower agrees that it shall use such proceeds) for general corporate purposes (including repayments of indebtedness). SECTION 2.18. Mitigation Obligations; Replacement of Lenders (a) Designation of a Different Applicable Lending Office. If any Lender requests compensation under Section 2.11, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different Applicable Lending Office for funding or booking its Advances hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 or 2.14 as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby

-36- agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 2.11, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14 and, in each case, such Lender has declined or is unable to designate a different Applicable Lending Office in accordance with Section 2.18(a), or if any Lender is a Defaulting Lender or a Non-Approving Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 8.07), all of its interests, rights (other than its existing rights to payments pursuant to Section 2.11 or Section 2.14(a)) and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrower shall have paid to the Agent the assignment fee (if any) specified in Section 8.07; (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including any amounts under Section 8.04(f)) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with applicable law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Approving Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that (i) an assignment required pursuant to this Section 2.18(b) may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Agent and the assignee, and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that, following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender; provided that any such documents shall be without recourse to or warranty by the parties thereto. SECTION 2.19. [Reserved]. SECTION 2.20. Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at

-37- maturity, pursuant to Article VI or otherwise) or received by the Agent from a Defaulting Lender pursuant to Section 8.05 shall be applied at such time or times as may be determined by the Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Agent hereunder; second, as the Borrower may request (so long as no Default exists), to the funding of any Advance in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Agent; third, if so determined by the Agent and the Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Advances under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Advances in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Advances were made at a time when the conditions set forth in Section 3.02 were satisfied or waived, such payment shall be applied solely to pay the Advances of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Advances of such Defaulting Lender until such time as all Advances are held by the Lenders pro rata in accordance with the Commitments under the Facility. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.20(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender. (b) Defaulting Lender Cure. If the Borrower and the Agent agree in writing that a Lender is no longer a Defaulting Lender, the Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable in respect of such Facility, purchase at par (together with any break funding costs incurred by the non-Defaulting Lenders as a result of such purchase) that portion of outstanding Advances of the other Lenders or take such other actions as the Agent may determine to be necessary to cause the Advances to be held pro rata by the Appropriate Lenders in accordance with the Commitments under the Facility), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or other payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Non-Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III CONDITIONS TO EFFECTIVENESS AND LENDING SECTION 3.01. Conditions Precedent to Effectiveness. This Agreement shall become effective on and as of the first date (the “Effective Date”) on which the following conditions precedent have been satisfied: (a) The Borrower shall have notified each Lender and the Agent in writing as to the proposed Effective Date. (b) The Borrower shall have paid all accrued fees and expenses of the Agent and the Lenders (including the accrued fees and expenses of counsel to the Agent). (c) On the Effective Date, the following statements shall be true and the Agent shall have received for the account of each Lender a certificate signed by a duly authorized officer of the Borrower, dated the Effective Date, stating that:

-38- (i) The representations and warranties contained in Section 4.01 are correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Effective Date, except to the extent any of such representations and warranties refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of such earlier date, and (ii) After giving effect to the incurrence of the Loans on the Effective Date and the other transactions contemplated hereby, no event has occurred and is continuing that constitutes a Default or Event of Default. (d) The Agent shall have received on or before the Effective Date the following, each dated such day, in form and substance reasonably satisfactory to the Agent: (i) Counterparts of this Agreement, duly executed and delivered by each of the Lenders, the Borrower and the Agent (or in the case of any such party as to which an executed counterpart shall not have been received, the Agent shall have received, in form reasonably satisfactory to it, telecopy, email or other written confirmation from such party of its execution of a counterpart of this Agreement). (ii) The Notes to the Lenders to the extent requested by any Lender pursuant to Section 2.16 at least five (5) Business Days prior to the Effective Date. (iii) [Reserved]. (iv) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying: (A) that attached thereto is a true and complete copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower, certified as of a recent date by the Secretary of State of the jurisdiction of its organization or by the Secretary or Assistant Secretary or similar officer of the Borrower or other person duly authorized by the constituent documents of the Borrower, (B) that attached thereto is a true and complete copy of a certificate as to the good standing of the Borrower as of a recent date from such Secretary of State, (C) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in the following clause (D), (D) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or equivalent governing body) of the Borrower, authorizing the execution, delivery and performance by the Borrower of this Agreement and the borrowings hereunder, and the execution, delivery and performance of each of the other Loan Documents required hereby with respect to the Borrower and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the Effective Date, and (E) as to the incumbency and specimen signature of each officer or authorized signatory executing this Agreement or any other Loan Document delivered in connection herewith on behalf of the Borrower. (v) Opinions of (i) Sullivan & Cromwell LLP, as New York counsel for the Borrower and (ii) Williams Mullen, as Virginia counsel for the Borrower, with respect to the enforceability of

-39- the applicable Loan Documents and other related matters, in each case (A) dated the Effective Date, (B) addressed to the Agent and the Lenders on the Effective Date and (C) in form and substance reasonably satisfactory to the Agent covering such matters relating to the Loan Documents as the Agent shall reasonably request. (e) On the Effective Date, the Borrower shall have entered into the Revolving Credit Agreement. (f) Each Lender shall have received (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act to the extent requested by such Lender at least five (5) Business Days prior to the Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five (5) Business Days prior to the Effective Date, any Lender that has requested, in a written notice to the Borrower at least ten (10) Business Days prior to the Effective Date, a Beneficial Ownership Certification in relation to the Borrower (provided that, upon the execution and delivery by such Lender of its signature page to this Agreement, the condition set forth in this clause (ii) shall be deemed to be satisfied). SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance. The obligation of each Lender to make an Advance on the occasion of each Borrowing shall be subject to the conditions precedent that the Effective Date shall have occurred and on the date of such Borrowing or such Issuance (as the case may be) (a) the Agent shall have received a Notice of Borrowing and (b) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing or such Issuance shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or such Issuance that such statements are true): (i) the representations and warranties contained in Section 4.01 (except the representations and warranties set forth in the last sentence of Section 4.01(e) and in Section 4.01(f)) are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of such date, before and after giving effect to such Borrowing or such Issuance and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent any of such representations and warranties refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of such earlier date, and (ii) no event has occurred and is continuing, or would result from such Borrowing or such Issuance or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default. SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the date that the Borrower, by notice to the Lenders, designates as the proposed Effective Date, specifying its objection thereto. The Agent shall promptly notify the Lenders of the occurrence of the Effective Date. SECTION 3.04. Conditions Precedent to the Term Loan Election. The obligation of each Lender to convert the outstanding Advances into a term loan pursuant to the Term Loan Election shall be subject to the conditions precedent that on the date of the Term Loan Election: (a) The Agent shall have received the Term-Out Fee for the account of each Lender pursuant to Section 2.04(d).

-40- (b) The representations and warranties contained in Section 4.01 (except the representations and warranties set forth in the last sentence of Section 4.01(e) and in Section 4.01(f)) are true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of such date and before and after giving effect to the Term Loan Election and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent any of such representations and warranties refers to an earlier date, in which case such representation and warranty shall be true and correct in all material respects (other than any representation or warranty qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of such earlier date. (c) No event has occurred and is continuing, or would result from the Term Loan Election or from the application of the proceeds therefrom, that constitutes a Default or an Event of Default. (d) The Borrower shall have delivered to the Agent on or prior to the Termination Date certified copies of the resolutions of the Board of Directors of the Borrower authorizing the Term Loan Election and the extension to the Term Loan Maturity Date and that such resolutions have not been modified, rescinded or amended and are in full force and effect on the date of the Term Loan Election. (e) The Borrower shall have delivered to the Agent on or prior to the Termination Date a certificate confirming the satisfaction of the conditions in the preceding Sections 3.04(b) and (c), dated the date of the Term Loan Election and executed by a duly authorized officer of the Borrower. ARTICLE IV REPRESENTATIONS AND WARRANTIES SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows: (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Virginia. (b) The execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents to be delivered by it, and the consummation of the transactions contemplated hereby, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Borrower’s charter or by-laws or (ii) any law or any contractual restriction binding on or affecting the Borrower, in the case of this clause (ii), the contravention of which would be reasonably likely to result in a Material Adverse Effect. (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Agreement or the other Loan Documents to be delivered by it (except to the extent failure to receive such authorization, approval or other action, or to deliver such notice or filing, would not in the aggregate be reasonably expected to result in a Material Adverse Effect), except for such authorizations and approvals which have been obtained and notices and filings which have been made. (d) This Agreement has been, and each of the Notes to be delivered by it when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each of the Notes when delivered hereunder will be, the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. (e) The audited consolidated balance sheets and the statements of income, stockholders’ equity, and cash flow for the Borrower and its consolidated subsidiaries as of and for each fiscal year of the

-41- Borrower in the fiscal year period ended on February 3, 2024, including the notes thereto, if applicable, present fairly in all material respects the consolidated financial position of the Borrower and its consolidated subsidiaries as of the date and for the period referred to therein and the results of operations and cash flows for the periods then ended, and, except as set forth on Schedule 4.01(e) hereto, were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, except as otherwise noted therein. Since February 3, 2024, there has been no Material Adverse Change. (f) There is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect other than the matters described on Schedule 4.01(f) hereto or (ii) purports to affect the legality, validity or enforceability of this Agreement or any other Loan Document or the consummation of the transactions contemplated hereby. (g) The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock in violation of said Regulations T, U or X or to extend credit to others for the purpose of purchasing or carrying any margin stock in violation of said Regulations T, U or X. Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of the Borrower only or of the Borrower and its Subsidiaries on a Consolidated basis) that are subject to a restriction on sale, pledge, or disposal under this Agreement will be represented by margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System). (h) The Borrower is not an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended. (i) The written information furnished by or on behalf of the Borrower to the Agent or any Lender in connection with the negotiation and syndication of this Agreement (other than any information of a general economic or industry nature or financial estimates, any forecasts and any other forward-looking information and after giving effect to all supplements and updates thereto), when taken as a whole, does not contain any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not materially misleading in light of the circumstances under which such statements are made. (j) Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Plan is in compliance with ERISA, the Code and any applicable law; (ii) no Reportable Event has occurred; (iii) no Plan is reasonably likely to be insolvent or in reorganization and no written notice of any such insolvency or reorganization has been given to the Borrower; (iv) each Plan that is subject to Title IV of ERISA has satisfied the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, and there has been no determination that any such Plan is, or is expected to be, in “at risk” status (within the meaning of Section 303 of ERISA); (v) neither the Borrower nor any ERISA Affiliate has incurred (or is reasonably likely to incur) any liability to or on account of a Plan or Multiemployer Plan pursuant to Section 406, 409, 502(c), (i) or (l), 4062, 4063, 4064, 4069, 4201, 4204 or 4071 of ERISA or has been notified in writing that it will incur any liability under any of the foregoing Sections with respect to any Plan or Multiemployer Plan; (vi) no proceedings have been instituted (or are reasonably likely to be instituted) to terminate or to reorganize any Plan or to appoint a trustee to administer any Plan, and no written notice of any such proceedings has been given to the Borrower or any ERISA Affiliate; and (vii) no lien imposed under Section 401(a)(29) or 430(k) of the Code or pursuant to ERISA on the assets of the Borrower exists (or is reasonably likely to exist) nor has the Borrower been notified in writing that such a lien will be imposed on the assets of the Borrower on account of any Plan. No Plan has an Unfunded Current Liability that would, individually or when taken together with any other liabilities referenced in this Section 4.01(j), be reasonably likely to have a Material Adverse Effect. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, (i) neither the Borrower nor any ERISA Affiliate has been notified by the sponsor of a Multiemployer Plan

-42- that such Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA), or has been determined to be in “endangered or critical” status with the meaning of Section 432 of the Code or Section 305 of ERISA and (ii) no such Multiemployer Plan is reasonably expected to be insolvent or in “endangered or critical” status. Notwithstanding any provision of this Section 4.01(j) to the contrary, with respect to Multiemployer Plans, the representations and warranties in this Section 4.01(j), other than any made with respect to (i) liability under Section 4203 or 4205 of ERISA or (ii) liability for termination or reorganization of such Multiemployer Plans under ERISA, are made to the best knowledge of the Borrower. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, neither the Borrower nor any ERISA Affiliate has incurred nor reasonably expects to incur any liability under Title IV of ERISA or any Lien in favor of the PBGC with respect to any Plan maintained by an ERISA Affiliate. (k) All Foreign Plans are in compliance with, and have been established, administered and operated in accordance with, the terms of such Foreign Plans and applicable law, except for any failure to so comply, establish, administer or operate the Foreign Plans as would not reasonably be expected to have a Material Adverse Effect. All contributions or other payments which are due with respect to each Foreign Plan have been made in full and there are no funding deficiencies thereunder, except to the extent any such events would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. (l) Except where the failure of which would not be reasonably expected to, individually or in the aggregate, have a Material Adverse Effect, (a) each of the Borrower and the Subsidiaries has filed all U.S. federal income tax returns and all other tax returns, domestic and foreign, required to be filed by it and has paid all taxes payable by it that have become due, other than those (i) not yet delinquent or (ii) contested in good faith as to which adequate reserves have been provided to the extent required by law and in accordance with GAAP and (b) the Borrower and each of the Subsidiaries have paid, or have provided adequate reserves (in the good faith judgment of the management of the Borrower or such Subsidiary) in accordance with GAAP for the payment of, all taxes applicable for the current fiscal year to the Effective Date. (m) The Borrower has implemented and maintains in effect policies and procedures designed to promote compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with AML Laws, Anti-Corruption Laws and applicable Sanctions, and the Borrower and its Subsidiaries and to the knowledge of the Borrower their respective officers, employees and directors, are in compliance with applicable Sanctions, in all material respects. None of (a) the Borrower or any Subsidiary or (b) to the knowledge of the Borrower, any of their respective directors, officers, employees or designated agents that will act in any capacity in connection with or directly benefit from the use of proceeds of the credit facility established hereby, is a Sanctioned Person. (n) As of the Effective Date, to the best knowledge of the Borrower, the information included in the Beneficial Ownership Certification provided on or prior to the Effective Date to any Lender in connection with this Agreement is true and correct in all respects. ARTICLE V COVENANTS OF THE BORROWER SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will: (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect, with all applicable laws, rules, regulations and orders, including, without limitation, ERISA, Environmental Laws and the Patriot Act. (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a

-43- Lien upon its property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge, levy or claim (i) that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors or (ii) if the failure to pay or discharge such tax, assessment, charge, levy or claim, either individually or in the aggregate, would not be reasonably expected to have a Material Adverse Effect. (c) [Reserved] (d) Preservation of Existence, Etc. Preserve and maintain, and cause each of its Subsidiaries to preserve and maintain, its corporate or other organizational existence, rights (charter and statutory) and franchises; provided, however, that the Borrower and its Subsidiaries may consummate any merger or consolidation permitted under Section 5.02(b); and provided, further, that neither the Borrower nor any of its Subsidiaries shall be required to preserve the existence of any Subsidiary or any right or franchise of the Borrower or any Subsidiary if the management of the Borrower shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower and its Subsidiaries, taken as a whole, or if the failure to preserve such existence, right or franchise would not reasonably be expected to have a Material Adverse Effect. (e) Visitation Rights. At any reasonable time and from time to time, but in no case on more than one occasion within a 365-day period (unless the Agent has provided notice to the Borrower of an Event of Default that has not been cured and is ongoing past the applicable grace period, if any), permit the Agent or any of the Lenders or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants. (f) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account in conformity with GAAP (it being understood and agreed that Subsidiaries organized outside of the United States may maintain individual books of record and account in conformity with generally accepted accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder). (g) [Reserved] (h) Reporting Requirements. Furnish to the Agent for prompt distribution to the Lenders: (i)as soon as available and in any event within 50 days after the end of each of the first three quarters of each fiscal year of the Borrower, the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, duly certified (subject to year-end audit adjustments) by a Financial Officer of the Borrower as having been prepared in accordance with generally accepted accounting principles and certificates of a Financial Officer of the Borrower as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate the Leverage Ratio and compliance with Section 5.03; provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP; (ii)as soon as available and in any event within 100 days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, containing the Consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal year and Consolidated statements of income and cash flows of the Borrower and its

-44- Subsidiaries for such fiscal year, in each case accompanied by an audit opinion by KPMG LLP or other independent public accountants of national standing or otherwise acceptable to the Required Lenders, which report shall be unqualified as to the scope of audit and shall state that such financial statements present fairly in all material respects the financial condition as at the end of such fiscal year, and certificates of a Financial Officer of the Borrower as to compliance with the terms of this Agreement and setting forth in reasonable detail the calculations necessary to demonstrate the Leverage Ratio and compliance with Section 5.03; provided that in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.03, a statement of reconciliation conforming such financial statements to GAAP; (iii) as soon as possible and in any event within five (5) Business Days after an officer of the Borrower obtains knowledge thereof, the occurrence of each Default continuing on the date of such statement, a statement of an officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto; (iv) promptly after the sending or filing thereof, copies of all reports that the Borrower sends to any of its security holders, and copies of all reports and registration statements that the Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange; (v) promptly after the commencement thereof, notice of all actions and proceedings before any court, governmental agency or arbitrator affecting the Borrower or any of its Subsidiaries of the type described in Section 4.01(f); and (vi) such other information respecting the Borrower or any of its Subsidiaries as any Lender through the Agent may from time to time reasonably request. Any information or document that is required to be delivered to the Agent pursuant to this Section 5.01(h) shall be deemed delivered to the Agent and the Lenders upon the filing of such information with the Securities and Exchange Commission at the time such information or document becomes available on EDGAR. (i) [Reserved] (j) AML Laws, Anti-Corruption Laws and Sanctions. (i) Use the proceeds of the Loans only for the purposes set forth in Section 2.17; and (ii) not request any Borrowing, and not lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person which uses such proceeds for the purpose of funding activities or business directly, or to the knowledge of the Borrower or such Subsidiary, indirectly (A) in violation of AML Laws, (B) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or (C) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country to the extent such activities, businesses or transaction would be prohibited for a Person required to comply with Sanctions. SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not: (a) Liens, Etc. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien on or with respect to any of its properties, whether now owned or hereafter acquired, other than: (i)Permitted Liens;

-45- (ii)Liens securing obligations under Finance Leases; (iii) purchase money Liens upon or in any real property or equipment acquired or held by the Borrower or any Subsidiary in the ordinary course of business to secure the purchase price of such property or equipment or to secure Debt incurred solely for the purpose of financing the acquisition of such property or equipment, or Liens existing on such property or equipment at the time of its acquisition (other than any such Liens created in contemplation of such acquisition that were not incurred to finance the acquisition of such property) or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided, however, that no such Lien shall extend to or cover any properties of any character other than the real property or equipment being acquired, and no such extension, renewal or replacement shall extend to or cover any properties not theretofore subject to the Lien being extended, renewed or replaced; (iv) the Liens existing on the Effective Date and described on Schedule 5.02(a) hereto; (v) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or becomes a Subsidiary of the Borrower and Liens on assets existing at the time such assets are acquired by the Borrower or any Subsidiary of the Borrower; provided that such Liens were not created in contemplation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person so merged into or consolidated with the Borrower or such Subsidiary or acquired by the Borrower or such Subsidiary; (vi) Liens securing any Advances or any other obligations under or in connection with the Loan Documents; (vii) Liens not otherwise permitted by this Section 5.02(a) securing Debt or other obligations of the Borrower and its Subsidiaries; provided that the aggregate principal amount of all such Debt and other obligations, together with any Debt incurred under Section 5.02(d)(xii), does not exceed an amount equal to 15% of Consolidated Net Tangible Assets at the time of creation, incurrence or assumption of such Debt or other obligation; and (viii) the replacement, extension or renewal of any Lien permitted by clause (iii) or (iv) above upon or in the same property theretofore subject thereto or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor) of the Debt or other obligations secured thereby. (b) Mergers, Etc. Merge or consolidate with or into any Person, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) (or permit any of its Subsidiaries to convey, transfer, lease or otherwise dispose of) all or substantially all of the assets (whether now owned or hereafter acquired) of the Borrower and its Subsidiaries taken as a whole to any Person, except that (i) the Borrower or any Subsidiary of the Borrower may convey, transfer, lease or otherwise dispose of assets to the Borrower or any Subsidiary of the Borrower, (ii) the Borrower may merge or consolidate with any other Person so long as the Borrower is the surviving Person, provided, in each case, that no Default shall have occurred and be continuing at the time of such transaction or would result therefrom and (iii) the Borrower or any Subsidiary of the Borrower may consummate the Specified Divestiture Transaction. (c) Change in Nature of Business. Make any material change in the nature of the business of the Borrower and its Subsidiaries taken as a whole as carried on at the date hereof other than any business that is similar, ancillary, complementary, incidental or related thereto as conclusively determined by the Borrower in good faith.

-46- (d) Subsidiary Debt. Permit any of its Subsidiaries to create or suffer to exist, any Debt other than: (i)Debt owing to the Borrower or any Subsidiary; (ii) existing Debt outstanding on the Effective Date, and listed on Schedule 5.02(d) hereto (the “Existing Subsidiary Debt”), and any Debt extending the maturity of, or replacing, refunding, renewing or refinancing, in whole or in part, the Existing Subsidiary Debt; provided, that the principal amount of such Existing Subsidiary Debt shall not be increased above the principal amount thereof outstanding immediately prior to such extension, replacement, refunding, renewal or refinancing plus accrued interest and premium (including make-whole premiums, prepayment premiums and amounts required to be paid in connection with defeasance and satisfaction and discharge) thereon and reasonable expenses and fees incurred in connection therewith (including upfront fees and original issue discount) (except by an amount equal to any existing commitments utilized thereunder) as a result of or in connection with such extension, replacement, refunding, renewal or refinancing; (iii) guarantees by any Subsidiary in respect of Debt of any other Subsidiary otherwise permitted under this Section 5.02(d); (iv) Debt representing deferred compensation or similar obligations to employees incurred in the ordinary course of business; (v)any Debt of (A) a Person that becomes a Subsidiary of the Borrower to the extent such Debt exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) a Subsidiary to the extent such Debt is assumed in connection with an acquisition made by such Subsidiary and is not created in contemplation of such acquisition; provided, however, that such Debt shall not be guaranteed by any Subsidiary other than the acquired Subsidiary and its Subsidiaries; (vi) any guarantees for Advances or any other obligations under or in connection with the Loan Documents; (vii) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (viii) Debt under Finance Leases; (ix) unsecured obligations due to vendors under any vendor factoring line; (x) obligations in respect of letters of credit entered into in the ordinary course of business; (xi) obligations under Hedge Agreements entered into for bona fide hedging purposes and not for speculative purposes; and (xii) other Debt of the Borrower’s Subsidiaries that, together with the amount of Debt and other obligations secured by Liens permitted under Section 5.02(a)(vii), does not exceed 15% of Consolidated Net Tangible Assets at the time of creation, incurrence or assumption of such Debt. SECTION 5.03. Financial Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will, in each case as of the last day of each full fiscal quarter of the Borrower ending after the Effective Date (each such date, a “Measurement Date”):

-47- (a) Leverage Ratio. Maintain a ratio of (i) Consolidated Total Debt as of such Measurement Date to (ii) Consolidated EBITDAR (such ratio, the “Leverage Ratio”) for the four fiscal quarter period ending on such Measurement Date of not greater than 3.75:1.0 (the “Leverage Covenant”); provided that, at the election of the Borrower exercised by written notice to the Agent delivered at any time prior to the date that is 30 days following consummation of any Significant Acquisition by the Borrower or its Subsidiaries, the Leverage Covenant shall step-up to 4.25:1.00 for each of the next four fiscal quarters ending on or after the consummation of a Significant Acquisition by the Borrower or its Subsidiaries. (b) Fixed Charge Coverage Ratio. Maintain a ratio of (i) Consolidated EBITDAR for the four fiscal quarter period ending on such Measurement Date to (ii) the sum of Consolidated Interest Expense and Consolidated Rental Expense for the four fiscal quarter period ending on such Measurement Date of not less than 2.00:1.00. The date the covenants under this Section 5.03 shall be tested shall be the earlier of (i) the date that the financial statements are required to be delivered pursuant to Section 5.01(h)(i) or 5.01(h)(ii) and (ii) the date that the financial statements are actually delivered to the Agent pursuant to Section 5.01(h)(i) or 5.01(h)(ii). ARTICLE VI EVENTS OF DEFAULT SECTION 6.01. Events of Default. If any of the following events (“Events of Default”) shall occur and be continuing: (a) The Borrower shall fail to pay any principal of any Advance when the same becomes due and payable; or the Borrower shall fail to pay any interest on any Advance or make any other payment of fees or other amounts payable under this Agreement or any Note within five (5) Business Days after the same becomes due and payable; or (b) Any representation or warranty made by the Borrower herein or by the Borrower (or any of its officers) in any certificate, document, financial or other statement in connection with this Agreement shall prove to have been incorrect in any material respect when made; or (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Sections 2.17, 5.01(d) (as to the existence of the Borrower), 5.02 or 5.03, or (ii) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Agent or the Required Lenders; or (d) The Borrower or any of its Material Subsidiaries shall fail to pay any principal of or premium or interest on any Debt that is outstanding in a principal or notional amount of at least $150,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Material Subsidiary (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate or to require the prepayment or redemption (other than by a regularly scheduled required prepayment or redemption), purchase or defeasance of such Debt or that an offer to repay, redeem, purchase or defease such Debt be made, in each case prior to the stated maturity thereof; provided that this Section 6.01(d) shall not apply to (i) secured Debt that becomes due as a result of a disposition, transfer, condemnation, insured loss or similar event relating to the property or assets securing such Debt, (ii) any customary offer to repurchase provisions upon an asset sale or similar event, (iii) customary debt and equity proceeds prepayment requirements contained in any bridge or other interim credit facility, (iv) Debt of any Person assumed in connection with the acquisition of such Person to the extent that such Debt is repaid as

-48- required by the terms thereof as a result of the acquisition of such Person or (v) the redemption of any Debt incurred to finance an acquisition pursuant to any special mandatory redemption feature that is triggered as a result of the failure of such acquisition to occur; or (e) The Borrower or any of its Material Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Material Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower or any of its Material Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or (f) Final judgments or orders for the payment of money in excess of $150,000,000 (exclusive of the amount thereof covered by insurance, provided that the insurance carrier has acknowledged coverage) in the aggregate shall be rendered against the Borrower or any of its Subsidiaries by a court of competent jurisdiction and such judgment or order for payment is not satisfied, discharged, vacated, bonded or stayed pending appeal within a period of 60 consecutive days; or (g) [Reserved]; or (h) There shall have occurred a Change of Control; or (i) (i) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code; any Plan is or shall have been terminated or is the subject of termination proceedings under ERISA (including the giving of written notice thereof); an event shall have occurred or a condition shall exist in either case entitling the PBGC to terminate any Plan or to appoint a trustee to administer any Plan (including the giving of written notice thereof); the Borrower or any ERISA Affiliate has incurred or is reasonably likely to incur a liability to or on account of a Plan or Multiemployer Plan under Section 4062, 4063, 4064, 4069, 4201 or 4204 of ERISA (including the giving of written notice thereof); the Borrower or an ERISA Affiliate receives notice from the sponsor of a Multiemployer Plan that such Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA), or has been determined to be in “endangered or critical” status with the meaning of Section 432 of the Code or Section 305 of ERISA; (ii) there would result from any event or events set forth in clause (i) of this Section 6.01(i) the imposition of a lien, the granting of a security interest, or a liability, or the reasonable likelihood of incurring a lien, security interest or liability and (iii) such circumstance or event described in this Section 6.01(i) will or would be reasonably likely to have a Material Adverse Effect; or (j) Any material provision of this Agreement shall for any reason cease to be valid and binding on the Borrower, or the Borrower shall state in writing that any such provision is invalid or unenforceable; then, and in any such event, the Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the obligation of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Advances, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Advances, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Advances, all such interest and all such amounts shall automatically

-49- become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. ARTICLE VII THE AGENT SECTION 7.01. Appointment and Authority. Each of the Lenders hereby irrevocably appoints JPMorgan to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Agent and the Lenders, and the Borrower shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any Loan Document (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. The motivations of the Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Additionally, each Lender agrees that it will not assert any claim against the Agent based on an alleged breach of fiduciary duty by the Agent in connection with this Agreement and the transactions contemplated hereby. SECTION 7.02. Rights as a Lender. The Person serving as the Agent hereunder shall have the same rights and powers in its capacity under this Agreement and the other Loan Documents as a Lender as any other Lender and may exercise the same as though it were not the Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Agent hereunder and without any duty to account therefor to the Lenders. SECTION 7.03. Exculpatory Provisions. (a) None of the Agent or its Affiliates or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Agent: (i) shall not be subject to any fiduciary or other implied duties, covenants, functions, responsibilities, obligations or liabilities regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Agent or any of its Affiliates in any capacity. (b) None of the Agent or its Affiliates or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be liable for any action taken or not taken by it (i) with the consent or at the request

-50- of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 8.01 and 6.01), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Agent in writing by the Borrower or a Lender in accordance with Section 5.01(h)(iii). (c) None of the Agent or its Affiliates or any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by any Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. No Agent shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower. The Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. (d) The Lenders acknowledge that there may be a constant flow of information (including information which may be subject to confidentiality obligations in favor of the Borrower and any other loan party) between the Borrower and any other loan party and their Affiliates, on the one hand, and JPMorgan and its Affiliates, on the other hand. Without limiting the foregoing, the Borrower or any other loan party or their Affiliates may provide information, including updates to previously provided information to JPMorgan and/or its Affiliates acting in different capacities, including as Lender, lead bank, arranger or potential securities investor, independent of such entity’s role as agent hereunder. The Lenders acknowledge that neither JPMorgan nor its Affiliates shall be under any obligation to provide any of the foregoing information to them. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent herein or in any other Loan Document, the Agent shall not have any duty or responsibility to provide, and shall not be liable for the failure to provide, any Lender with any credit or other information concerning the Loans, the Lenders, the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower or any other loan party or any of their respective Affiliates that is communicated to, obtained by, or in the possession of, the Agent or any of its Affiliates in any capacity, including any information obtained by the Agent in the course of communications among the Agent and the Borrower or any other loan party, any Affiliate thereof or any other Person. Notwithstanding the foregoing, any such information may (but shall not be required to) be shared by the Agent with one or more Lenders, or any formal or informal committee or ad hoc group of such Lenders, including at the direction of Borrower or any other loan party. SECTION 7.04. Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet, intranet website posting, the Approved Borrower Portal or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of an Advance that by its terms must be fulfilled to the satisfaction of a Lender, the Agent may presume that such condition is satisfactory to such Lender unless the Agent shall have received notice to the contrary from such Lender prior to the making of such Advance. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Agent may deem and treat the Lender specified in the Register with respect to any amount owing hereunder as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent in accordance with Section 8.07. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all or other Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the

-51- Required Lenders (or, if so specified by this Agreement, all or other Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. SECTION 7.05. Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Agent and any such subagent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as Agent. Should any instrument in writing from the Borrower be required by any sub-agent appointed by the Agent to more fully or certainly vest in and confirm to such sub-agent such rights, powers, privileges and duties, the Borrower shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Agent. If any sub-agent, or successor thereto, shall become incapable of acting, resign or be removed, all rights, powers, privileges and duties of such sub-agent, to the extent permitted by law, shall automatically vest in and be exercised by the Agent until the appointment of a new sub-agent. SECTION 7.06. Resignation of Agent. (a) The Agent may at any time give notice of its resignation to the Lenders and the Borrower upon 30 days’ notice to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, subject to the reasonable consent of the Borrower (so long as no Event of Default under Section 6.01(a) or (e) shall have occurred and be continuing), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term “Agent” shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), the retiring Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. (b) With effect from the Resignation Effective Date (1) the retiring Agent shall be discharged from its duties and obligations hereunder and (2) except for any indemnity payments owed to the retiring Agent, all payments, communications and determinations provided to be made by, to or through the Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Agent as provided for above. Upon the acceptance of a successor’s appointment as Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent (other than any rights to indemnity payments owed to the retiring Agent), and the retiring Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Agent’s resignation hereunder, the provisions of this Article and Section 8.04 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Agent was acting as Agent. SECTION 7.07. Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its Related Parties have made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower or any affiliate of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into the business, operations, property, financial and other condition and creditworthiness of, the Borrower and its affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also

-52- represents that it will, independently and without reliance upon the Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any affiliate of the Borrower that may come into the possession of the Agent or any of its Related Parties. SECTION 7.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Joint Lead Arrangers and Joint Bookrunners, Syndication Agent or Co-Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Agent or a Lender hereunder; provided, that each such person and its Affiliates shall be entitled to the rights expressly stated to be applicable to them in Section 7.02 and 7.04 (subject to the applicable obligations and limitations as set forth therein). SECTION 7.09. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default unless such Agent has received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “Notice of Default.” In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all or other Lenders); provided, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. SECTION 7.10. Withholding Tax. To the extent required by any applicable law, the Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances that rendered the exemption from, or reduction of, withholding Tax ineffective), such Lender shall indemnify the Agent (to the extent that the Agent has not already been reimbursed by the Borrower and without limiting the obligation of the Borrower to do so) fully for all amounts paid, directly or indirectly, by the Agent as Tax or otherwise, including penalties, fines, additions to Tax and interest, together with all expenses incurred, including legal expenses, allocated staff costs and any out of pocket expenses, whether or not such Tax is correctly or legally imposed or asserted. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement, any other Loan Document or otherwise against any amount due to the Agent under this Section 7.10. Each party’s rights and obligations under this Section 7.10 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under this Agreement. SECTION 7.11. Certain ERISA Matters (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other loan party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1

-53- (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91- 38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub- sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other loan party, that the Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Agent under this Agreement, any Loan Document or any documents related hereto or thereto). SECTION 7.12. Amounts Paid in Error. (a) Each Lender hereby agrees that (x) if the Agent notifies such Lender that the Agent has determined in its sole discretion that any funds received by such Lender from the Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Agent may, in its sole discretion specify in writing), return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Agent, any claim, counterclaim, defense or right of setoff or recoupment with respect to any demand, claim or counterclaim by the Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Agent to any Lender under this Section 7.12(a) shall be conclusive, absent manifest error. (b) Each Lender hereby further agrees that if it receives a Payment from the Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Agent of such occurrence and, upon demand from the Agent, it shall promptly, but in no event later than one (1) Business Day thereafter (or such later date as the Agent may, in its sole discretion, specify in writing), return to the Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the

-54- extent waived in writing by the Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Agent at the greater of the NYFRB Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation from time to time in effect. (c) The Borrower and each other loan party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by the Borrower or any other loan party. (d) Each party’s obligations under this Section 7.12 shall survive the resignation or replacement of the Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all obligations under any Loan Document. SECTION 7.13. Borrower Communications. (a) The Agent and the Lenders agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Agent through an electronic platform chosen by the Agent to be its electronic transmission system (the “Approved Borrower Portal”). (b) Although the Approved Borrower Portal and its primary web portal are secured with generally- applicable security procedures and policies implemented or modified by the Agent from time to time (including, as of the Effective Date, a user ID/password authorization system), each of the Lenders and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution. (c) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE AGENT, ANY ARRANGER, ANY CO- DOCUMENTATION AGENT, OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO THE BORROWER OR ANY OTHER LOAN PARTY, ANY LENDER OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL. (d) “Borrower Communications” means, collectively, any Notice of Borrowing, Interest Election Request, notice of prepayment or other notice, demand, communication, information, document or other material provided by or on behalf of the Borrower or any other loan party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Borrower to the Agent through an Approved Borrower Portal. (e) Each of the Lenders and the Borrower agrees that the Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Agent’s generally applicable document retention procedures and policies.

-55- (f) Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document. ARTICLE VIII MISCELLANEOUS SECTION 8.01. Amendments, Etc. (a) No notice or demand on the Borrower or the Agent or any Lender in any case shall entitle such person to any other or further notice or demand in similar or other circumstances. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Agent or any Lender may have had notice or knowledge of such Default at the time. (b) Except as contemplated by Section 2.08, no amendment or waiver of any provision of this Agreement or the other Loan Documents, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that (x) no amendment, waiver or consent shall, unless in writing and signed by all the Lenders, do any of the following: (i) waive any of the conditions specified in Section 3.01, (ii) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Advances, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, including by amending the definition of “Required Lenders” or (iii) amend this Section 8.01 and (y) no amendment, waiver or consent shall, unless in writing and signed by each Lender directly affected thereby, do any of the following: (i) increase or extend the Commitments of such Lender, (ii) reduce the principal of, or rate of interest on, the Advances or any fees or other amounts payable to such Lender hereunder, (iii) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable to such Lender hereunder or the pro rata application of repayments after acceleration of the Advances in accordance with Section 6.01, (iv) change Section 2.05 or 2.15 in a manner that would alter the ratable reduction of Commitments or the pro rata sharing of payments required thereby, (v) change the definition of “Interest Period” to add an additional tenor which is applicable with respect to the Adjusted Term SOFR Rate or (vi) contractually subordinate the Loans or other obligations under this Agreement in right of payment to any Debt or other obligations; and provided, further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Agent under this Agreement or any other Loan Document. SECTION 8.02. Notices, Etc. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, telecopy or e-mail as follows: (i) if to the Borrower, to it at 500 Volvo Parkway, Chesapeake, VA 23320, Attention of Susie Kim, Treasurer (Email: susie.kim@dollartree.com); (ii) if to the Agent from the Borrower, to the address or addresses separately provided to the Borrower. (iii) if to the Agent from any Lender, to JPMorgan Chase Bank, N.A. at the address separately provided to such Lender in its administrative questionnaire; (iv) if to a Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.

-56- (v) Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications or Approved Borrower Portals, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b). (b) Electronic Communications. Notices and other communications to the Lenders and the Agent hereunder may be delivered or furnished by electronic communication (including e mail and Internet, intranet websites or Approved Borrower Portals (as applicable)), in each case, pursuant to procedures approved by the Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender, as applicable, has notified the Agent that it is incapable of receiving notices under such Article by electronic communication. The Agent or the Borrower may, in its reasonable discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices delivered through electronic communications to the extent provided in Section 8.02(b) above shall be effective as provided in such Section 8.02(b). (c) Change of Address, Etc. Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. (d) Platform. (i) The Borrower agrees that the Agent may, but shall not be obligated to, make the Communications (as defined below) available to the other Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”), and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet, or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Agent have access (whether a commercial, third-party website or whether sponsored by the Agent); provided, that (A) the Borrower shall deliver paper copies of such documents to the Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Agent or such Lender, and (B) the Borrower shall notify the Agent (by telecopier or electronic communication, including an Approved Borrower Portal, if arrangements for doing so have been approved by the Agent) of the posting of any such documents and provide to the Agent by electronic communication (including an Approved Borrower Portal, if arrangements for doing so have been approved by the Agent) electronic versions (i.e., soft copies) of such documents. Except for such certificates required by Section 5.01(h)(i) or (ii), the Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. (ii) The Platform is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or the Platform. In no event shall the Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s or the Agent’s transmission of communications through the Platform. “Communications” means, collectively, any notice, demand,

-57- communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed to the Agent, any Lender by means of electronic communications pursuant to this Section 8.02, including through the Platform. SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. SECTION 8.04. Costs and Expenses. (a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out of pocket expenses (including, without duplication of any amounts paid pursuant to Section 2.14, Other Taxes) incurred by the Agent, the Arrangers and their respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agent and the Arrangers), in connection with the syndication of the Facility, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all reasonable and documented out of pocket expenses incurred by the Agent, the Arrangers or any Lender (including the fees, charges and disbursements of any counsel for the Agent, any Arranger or any Lender), in connection with the enforcement, collection or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with the Advances made hereunder, including all such out of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Advances; provided that the Borrower shall not be obligated to pay the fees, charges and expenses of any counsel other than the legal fees and expenses of one primary counsel for all such Persons (taken as a whole), and to the extent reasonably necessary, one local counsel for all such Persons (taken as a whole) in each relevant material jurisdiction (and, solely in the case of a conflict of interest, one additional counsel and, to the extent reasonably necessary, one local counsel in each relevant material jurisdiction to each group of similarly situated Persons actually affected by such conflict taken as a whole). (b) Indemnification by the Borrower. The Borrower shall indemnify the Agent (and any sub-agent thereof), each Arranger and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable fees, charges and disbursements of any counsel for any Indemnitee (but limited, in the case of legal fees and expenses, to one primary counsel for all Indemnitees (taken as a whole) and to the extent reasonably necessary, one local counsel for all Indemnitees (taken as a whole) in each relevant material jurisdiction (and, solely in the case of a conflict of interest among Indemnitees, one additional counsel and, to the extent reasonably necessary, one local counsel in each relevant material jurisdiction to each group of similarly situated Persons actually affected by such conflict taken as a whole))), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Advance or the use or proposed use of the proceeds therefrom, (iii) any violation of or liability under Environmental Laws by the Borrower or any Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee or the material breach of any of such Indemnitee’s express obligations hereunder or (y) arose from any claim, actions, suits, inquiries, litigation, investigation or proceeding that does not involve an act or omission of the Borrower or any of its Affiliates and is brought by an Indemnitee against another Indemnitee (other than any claim, actions, suits, inquiries, litigation, investigation or proceeding against any Agent or an Arranger in its capacity as such). This Section 8.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

-58- (c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under paragraph (a) or (b) of this Section to be paid by it to the Agent (or any sub-agent thereof), any Related Party of any of the foregoing, each Lender severally agrees to pay to the Agent (or any such sub-agent), such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the aggregate principal amount of all Advances at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender); provided that with respect to only the Revolving Credit Lenders shall be required to pay such unpaid amounts, such payment to be made severally among them based on such Lenders’ Ratable Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent (or any such sub-agent) or against any Related Party of any of the foregoing acting for the Agent (or any such sub-agent). The obligations of the Lenders under this paragraph (c) are subject to the provisions of Section 2.02(f). The failure of any Lender to reimburse the Agent promptly upon demand for its ratable share of any amount required to be paid by the Lenders to such Agent as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse such Agent for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse such Agent for such other Lender’s ratable share of such amount. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder. (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Advance or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section shall be payable promptly after demand therefor. (f) Breakage. If any payment of principal of, or Conversion of, any Adjusted Term SOFR Rate Advance is made by the Borrower to or for the account of a Lender (i) other than on the last day of the Interest Period for such Advance (including as a result of an Event of Default), as a result of a payment or Conversion pursuant to Section 2.08, 2.10 or 2.12, acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, or by an Eligible Assignee to a Lender other than on the last day of the Interest Period for such Advance upon an assignment of rights and obligations under this Agreement pursuant to Section 8.07 as a result of a demand by the Borrower pursuant to Section 8.07 or (ii) as a result of a payment or Conversion pursuant to Section 2.08, 2.10 or 2.12, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Agent), pay to the Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance. Such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender (it being understood that the deemed amount shall not exceed the actual amount) to be the excess, if any, of (i) the amount of interest that would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Term SOFR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest that would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in Dollars of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 8.04(f) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

-59- (g) Survival. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in Sections 2.11, 2.14 and 8.04 shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents. SECTION 8.05. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held, and other obligations (in whatever currency) at any time owing, by such Lender or any such Affiliate, to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that any recovery by any Lender or any Affiliate pursuant to its setoff rights under this Section 8.05 is subject to the provisions of Section 2.15, provided, further, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Agent for further application in accordance with the provisions of Section 2.20 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Agent a statement describing in reasonable detail the Advances owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application. SECTION 8.06. Binding Effect. This Agreement shall become effective (other than Section 2.01, which shall only become effective upon satisfaction of the conditions precedent set forth in Section 3.01) when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each of the Lenders (and any other attempted assignment or transfer by the Borrower shall be null and void). SECTION 8.07. Assignments and Participations. (a) Successors and Assigns Generally. No Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of paragraph (b) of this Section, (ii) by way of participation in accordance with the provisions of paragraph (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of paragraph (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be prohibited). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in paragraph (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or the other Loan Documents. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Advances at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Advances at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in

-60- paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in paragraph (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Advances outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Advances of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof in the case of Revolving Credit Advances or Revolving Credit Commitments, unless each of the Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Advance or the Commitment assigned. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by paragraph (b)(i)(B) of this Section and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed) shall be required unless (x) an Event of Default has occurred and is continuing at the time of such assignment, or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; and (B) the consent of the Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Credit Facility if such assignment is to a Person that is not a Lender with a Commitment in respect of such Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender. (iv) Assignment and Assumption. The parties to each assignment (which shall not include the Borrower unless its consent to such assignment is required hereunder) shall execute and deliver to the Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500 (which fee may be waived by the Agent in its sole discretion); provided, that only a single processing and recordation fee shall be payable in respect of multiple contemporaneous assignments to Approved Funds with respect to any Lender. The assignee if it is not a Lender, shall deliver to the Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B). (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Agent, the applicable pro rata share of Advances previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Agent and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Advances in accordance with its Ratable Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without

-61- compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. Subject to acceptance and recording thereof by the Agent pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.11 and 8.04 and remain liable under Section 8.04(c) with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (d) of this Section. (c) Register. The Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest) of the Advances owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding any notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender (with respect to its Commitment(s)), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower, the Agent, sell participations to any Person (other than a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person), a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Advances owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Borrower, the Agent, and Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 8.04 with respect to any payments made by such Lender to its Participant(s). Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 8.01(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 8.04(f) and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered solely to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) shall be subject to the provisions of Section 2.18 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 2.11 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.18 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 8.05 as though it were a Lender; provided that such Participant shall be subject to Section 2.15 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name

-62- and address of each Participant and the principal amounts (and related interest) of each Participant’s interest in the Advances or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. SECTION 8.08. Confidentiality. Each of the Agent and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and its and their respective Related Parties in connection with its participation in any of the transaction evidenced by this Agreement or the other Loan Documents or the administration of this Agreement or the other Loan Documents, in each case on a need to know basis (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (in which case the Agent or applicable Lender shall inform the Borrower (except with respect to any audit or examination conducted by bank accountants or any self-regulatory authority or governmental or regulatory authority exercising examination or regulatory authority) of such disclosure to the extent practicable and not prohibited by applicable law, rule or regulation); (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative, insurance or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or its Subsidiaries or the Facility or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility; and (h) with the consent of the Borrower; or (i) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section, or (y) becomes available to the Agent, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or any Subsidiary of the Borrower that is not to the knowledge of the Agent or such Lender subject to confidentiality obligations to the Borrower or any Subsidiary of the Borrower. For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses, other than any such information that is available to the Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. For the avoidance of doubt, nothing in this Section 8.08 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a “Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this Section 8.08 shall be prohibited by the laws or regulations applicable to such Regulatory Authority.

-63- SECTION 8.09. Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York. SECTION 8.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each, an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Agent has agreed to accept any Electronic Signature, the Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Agent, the Lenders and the Borrower, Electronic Signatures transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against the Agent, each Lender and each Related Party of any of the foregoing for any liabilities arising solely from the Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page, including any liabilities arising as a result of the failure of the Borrower to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. SECTION 8.11. Jurisdiction, Etc. (a) Jurisdiction. The Borrower irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against the Agent, any Lender or any Related Party of the foregoing in any way relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable

-64- law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or in any other Loan Document shall (i) affect any right that the Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against the Borrower or its properties in the courts of any jurisdiction or (ii) waive any statutory, regulatory, common law, or other rule, doctrine, legal restriction, provision or the like providing for the treatment of bank branches, bank agencies, or other bank offices as if they were separate juridical entities for certain purposes, including Uniform Commercial Code Sections 4-106, 4-A-105(1)(b), and 5-116(b), UCP 600 Article 3 and ISP98 Rule 2.02, and URDG 758 Article 3(a). (b) Waiver of Venue. Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (c) Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 8.02. Nothing in this Agreement will affect the right of any party hereto to serve process in any other manner permitted by applicable law. SECTION 8.12. [Reserved] SECTION 8.13. Patriot Act Notice. Each Lender and the Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Agent, as applicable, to identify the Borrower in accordance with the Patriot Act. The Borrower shall provide such information and take such actions as are reasonably requested by the Agent or any Lenders in order to assist the Agent and the Lenders in maintaining compliance with the Patriot Act. SECTION 8.14. Other Relationships; No Fiduciary Relationships. No relationship created hereunder or under any other Loan Document shall in any way affect the ability of the Agent and each Lender to enter into or maintain business relationships with the Borrower or any Affiliate thereof beyond the relationships specifically contemplated by this Agreement and the other Loan Documents. The Borrower agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, the Borrower, its Subsidiaries and their respective Affiliates, on the one hand, and the Agent, the Lenders and their respective Affiliates, on the other hand, will have a business relationship that does not create, by implication or otherwise, any advisory, equitable or fiduciary duties on the part of the Agent, any Lender or any of their respective Affiliates, and no such duties will be deemed to have arisen in connection with any such transactions or communications. The Borrower acknowledges that the Agent, each Lender and their Affiliates may have economic interests that conflict with those of the Borrower, its stockholders and/or its Affiliates. The Borrower also hereby agrees that none of the Agent, any Lender or any of their respective Affiliates have advised and are advising the Borrower as to any legal, accounting, regulatory or tax matters, and that the Borrower is consulting its own advisors concerning such matters to the extent it deems appropriate. SECTION 8.15. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write- Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

-65- (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i)a reduction in full or in part or cancellation of any such liability; (ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined): “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. SECTION 8.16. Waiver of Jury Trial. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in any legal proceeding directly or indirectly arising out of or relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (whether based on contract, tort or any other theory). Each party hereto acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the other Loan Documents by, among other things, the mutual waivers in the Section.

-66- SECTION 8.17. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Hedge Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. [Signature Pages Follow]

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. DOLLAR TREE, INC. By: /s/ Jeffrey Davis Name: Jeffrey Davis Title: Chief Financial Officer

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] JPMORGAN CHASE BANK, N.A., as Agent By: /s/ Charles W. Shaw Name: Charles W. Shaw Title: Executive Director

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Charles W. Shaw Name: Charles W. Shaw Title: Executive Director

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] BANK OF AMERICA, N.A., as a Lender By: /s/ Michelle L. Walker Name: Michelle L. Walker Title: Director

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] WELLS FARGO BANK, N.A., as a Lender By: /s/ Carl Hinrichs Name: Carl Hinrichs Title: Executive Director

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] Fifth Third Bank, National Association, as a Lender By: /s/ Nate Calloway Name: Nate Calloway Title: Corporate Banking Associate, Officer

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] Royal Bank of Canada, as a Lender By: /s/ Emily Grams Name: Emily Grams Title: Authorized Signatory

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Peter Hale Name: Peter Hale Title: Vice President

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] PNC Bank, National Association, as a Lender By: /s/ Stephanie Gray Name: Stephanie Gray Title: Senior Vice President

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] Regions Bank, as a Lender By: /s/ Tyler Nissen Name: Tyler Nissen Title: Director

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] TRUIST BANK, as a Lender By: /s/ Carlos Navarrete Name: Carlos Navarrete Title: Director

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] Citizens Bank, N.A., as a Lender By: /s/ Daniel O’Brien Name: Daniel O’Brien Title: Vice President

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] TD Bank, N.A., as a Lender By: /s/ Peter Echausse Name: Peter Echausse Title: Managing Director

[Signature Page to Dollar Tree 364-Day Revolving Credit Agreement] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Scott Lyman Name: Scott Lyman Title: Vice President